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                                                                   EXHIBIT 10.11



                               LOAN AGREEMENT


         This Loan Agreement (the "Agreement") is entered into as of the 1st day of November, 1993, by and between The First National Bank of Boston
("Lender") and MKS Instruments, Inc., a Massachusetts corporation ("Borrower").

                                    PREMISES:

         WHEREAS, the Borrower has requested that the Lender make loans to it;
and

         WHEREAS, the Lender is willing to lend funds to the Borrower on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

              1.1.1. "Advance" shall mean the drawing down by the Borrower of a Base Rate Loan, a LIBOR Loan or a Money Market Rate Loan on any given Advance Date.

              1.1.2. "Advance Date" shall mean the date as of which an Advance is consummated.

              1.1.3. "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of any Person shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct the management and policies of such Person, whether by contract or otherwise. As to the Borrower, the term "Affiliate" shall include, without limitation, any partnership or joint venture of which the Borrower or any Affiliate of the Borrower is a general partner or is a limited partner with more than a ten percent (10%) interest, and any director or executive officer of the Borrower.

              1.1.4. "Base Rate" shall mean the rate of interest announced by the Lender at its head office from time to time as its "Base Rate".
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              1.1.5. "Base Rate Loan" shall mean an Advance that is specified as such in the Notice of Borrowing with respect to such Advance and that bears interest as provided in Section 2.4.1 or a portion of the Term Loan as to which the Borrower elects to pay interest at the Base Rate as provided in Section 3.2.

              1.1.6. "Borrowing" shall mean the incurrence of one or more Advances on a given date.

              1.1.7. "Business Day" shall mean a day on which commercial banks are required to be open for business in Boston, Massachusetts.

              1.1.8. "Cash Flow Ratio" shall have the meaning set forth in
Section 8.7(c).

              1.1.9. "Closing Date" shall mean the date of this Agreement.

              1.1.10. "Compliance Certificate" shall have the meaning set forth in Section 7.1(c).

              1.1.11. "Consolidated Debt Service" shall mean for any period the sum (without duplication) of Interest Expense, the interest portion of Financing Lease Obligations and required principal payments on long-term debt of the Borrower and its Subsidiaries, determined on a consolidated basis.

              1.1.12. "Consolidated Indebtedness" shall mean the Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis.

              1.1.13. "Consolidated Net Income" shall mean for any period the net income (or loss) for such period (before extraordinary items and excluding the net income of any business entity that is not a Subsidiary in which the Borrower or one of its Subsidiaries has an ownership interest unless such net income shall have actually been received by such company in the form of cash distributions) of the Borrower and its Subsidiaries after deducting all operating expenses, depreciation and amortization, Interest Expense, the interest portion of Financing Lease Obligations, all taxes in respect of income and profits paid or payable (including accrued Sub S distributions required to make shareholder tax payments) and all other proper deductions, all determined on a consolidated basis.

              1.1.14. "Consolidated Operating Cash Flow" shall mean for any period, the net income (or loss) for such period (before extraordinary items and excluding the net income of any business entity that is not a Subsidiary in which the Borrower or one of its Subsidiaries has an ownership interest unless such net income shall have actually been received by such company in the form of cash distributions) of the

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Borrower and its Subsidiaries before deducting Interest Expense and taxes and after restoring thereto depreciation of real and personal property and leasehold improvements and amortization and after deducting cash taxes paid, Sub S distributions required to make shareholder tax payments, and capital expenditures incurred.

              1.1.15. "Consolidated Tangible Net Worth" shall mean, at any time, net stockholders' equity of the Borrower and its Subsidiaries determined in accordance with generally accepted accounting principles including the book amount of all minority interests in MKS International, Inc. but excluding the book amount of all minority interests in other Affiliates and any foreign exchange translation adjustment, with no upward adjustments due to a reevaluation of assets (other than any such upward adjustment as may be required under generally accepted accounting principles in connection with the acquisition by the Borrower or any Subsidiary of another company or entity) minus the following items (without duplication of deductions) appearing on the balance sheet of the Borrower and its Subsidiaries:

              (a) the book amount of all assets (including, without limitation, goodwill, patents, trademarks, copyrights, organizational expense and unamortized debt discount) that would be treated as intangibles under generally accepted accounting principles;

              (b) treasury stock; and

              (c) any write-up in the book amount of any asset or Investment subsequent to the Closing Date, resulting from a reevaluation or reappraisal thereof from the amount entered in accordance with generally accepted accounting principles by the Borrower or any Subsidiary on its books with respect to its acquisition of the asset or Investment.

              1.1.16. "Costs" shall have the meaning set forth in Section 10.4.

              1.1.17. "Debt-to-Net Worth Ratio" shall have the meaning set forth in Section 8.7(b).

              1.1.18. "Default" shall mean any event that, with the lapse of time, the giving of notice, or both, would become an Event of Default hereunder.

              1.1.19. "Event of Default" shall have the meaning set forth in
Section 9.1 hereof.

              1.1.20. "Financing Lease" shall mean any lease of the Borrower or a Subsidiary, as lessee, that is shown or is required to be shown in accordance with


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generally accepted accounting principles as a liability on the balance sheet of the lessee thereunder.

              1.1.21. "Financing Lease Obligation" shall mean for any period the monetary obligation of the lessee under a Financing Lease. The amount of a Financing Lease Obligation at any date is the amount at which the lessee's liability under the Financing Lease would be required to be shown on its balance sheet at such date.

              1.1.22. "Hazardous Substances" shall mean any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances, as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant, as defined by 42 U.S.C.
Section 9601(33), or any toxic substance, oil or hazardous materials or other chemicals or substances regulated by any laws or regulations relating to the discharge of air pollutants, water pollutants, or processed wastewater.

              1.1.23. "Indebtedness" shall mean, for any Person, (a) all obligations of such Person that in accordance with generally accepted accounting principles would be reflected on the balance sheet of such Person as a liability, (b) all obligations of any other Person the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other Person, or otherwise to assure a creditor against loss, (c) all obligations of any other Person for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, or other encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations, and (d) Financing Lease Obligations of such Person.

              1.1.24. "Interest Expense" shall mean for any period the aggregate amount of interest recorded, in accordance with generally accepted accounting principles, on the financial statements for that period by the Borrower and its Subsidiaries in respect of Consolidated Indebtedness incurred for borrowed money.

              1.1.25. "Interest Period" shall mean the period designated by the Borrower as such in the Notice of Borrowing with respect to any LIBOR Loan or Money Market Rate Loan pursuant to and subject to the limitations set forth in
Section 2.5 or in the Interest Rate Change Notice for any portion of the Term Loan pursuant to and subject to the limitations set forth in Section 3.2.

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              1.1.26. "Interest Rate Change Notice" shall have the meaning set forth in Section 3.2.

              1.1.27. "Interest Rate Determination Date" shall mean the third Business Day prior to the first day of the related Interest Period for a LIBOR Loan and the first day of the related Interest Period for a Money Market Rate Loan or the determination of the Long Term Funds Rate.

              1.1.28. "Interim Maturity Date" shall mean the last day of any Interest Period.

              1.1.29. "Investments" shall have the meaning set forth in Section 8.4.

              1.1.30. "LIBOR Loan" shall mean an Advance that is specified as such in the Notice of Borrowing with respect to such Advance and that bears interest at the rate provided in Section 2.4.2. or a portion of the Term Loan as to which the Borrower elects to pay interest using the LIBOR Rate as provided in
Section 3.2.

              1.1.31. "LIBOR Rate" shall mean for any Interest Rate Determination Date, the rate obtained by dividing (i) the quotation offered by the Lender in the interbank Eurodollar market for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the LIBOR Loan or the portion of the Term Loan for which the LIBOR Rate is being determined with a maturity comparable to the Interest Period for which such LIBOR Rate will apply as of approximately noon (Boston time) three Business Days prior to the commencement of such Interest Period by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate on LIBOR Loans is determined) as applicable on such date to any member bank of the Federal Reserve System.

              1.1.32. "Licenses" shall have the meaning set forth in Section
5.8.

              1.1.33. "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether the interest is based on common law, statute or contract (including the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes). For the purposes of this Agreement, the Borrower or a Subsidiary shall be deemed to be the owner of any property that it has acquired or holds subject to a Financing Lease or a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall be deemed to be a Lien.

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              1.1.34. "Loan Documents" shall mean each of this Agreement, the
Notes, the Mortgage and any other document or instrument executed by the Borrower in favor of the Lender in connection with the transactions contemplated hereby.

              1.1.35. "Long Term Funds Loan" shall mean the portion of the Term Loan as to which the Borrower elects to pay interest using the Long Term Funds Rate as provided in Section 3.2.

              1.1.36. "Long Term Funds Rate" shall mean for any Interest Rate Determination Date, the rate of interest quoted by the Lender in Boston on such date in its sole discretion (it being understood that the Lender is under no obligation to quote such rates) to the Borrower as the fixed rate of interest at which it is willing to make a Long Term Funds Loan in the amount equal to the portion of the Term Loan for which this rate is requested by the Borrower with a maturity equal to the Interest Period requested.

              1.1.37. "Money Market Rate" shall mean for any Interest Rate Determination Date, the rate of interest quoted by the Lender in Boston on such date in its sole discretion (it being understood that the Lender is under no obligation to quote such rates) to the Borrower as the fixed rate of interest at which it is willing to make a Money Market Rate Loan in the amount and for the Interest Period requested by the Borrower.

              1.1.38. "Money Market Rate Loan" shall mean an Advance that is specified as such in the Notice of Borrowing with respect to such Advance and that bears interest at the rate provided in Section 2.4.3 hereof.

              1.1.39. "Notes" shall mean the Revolving Credit Note and the Term Note.

              1.1.40. "Mortgage" shall have the meaning set forth in Section
6.2.

              1.1.41. "Notice of Borrowing" shall have the meaning set forth in
Section 2.2.1.

              1.1.42. "Obligations" shall mean, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Lender, of each and every kind, nature and description, under this Agreement, any other Loan Document, the Foreign Exchange Agreement, and any interest rate swap agreement, whether now existing or hereafter incurred. "Obligations" also means, without limitation, any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions and covenants of this Agreement or of any other Loan Document.

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              1.1.43. "Permitted Liens" shall have the meaning set forth in
Section 8.2.

              1.1.44. "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government.

              1.1.45. "Property" shall have the meaning set forth in Section 6.2(f).

              1.1.46. "Revolver Termination Date" shall mean June 30, 1994 or any subsequent anniversary thereof if the Revolving Credit Loan shall have been renewed by the Lender.

              1.1.47. "Revolving Credit Loan" shall mean the demand discretionary revolving credit loan in an amount up to the amount of $7,000,000 extended or to be extended by the Lender to the Borrower on the terms and conditions set forth herein.

              1.1.48. "Revolving Credit Note" shall have the meaning set forth in Section 2.3.

              1.1.49. "Revolving Loan Account" shall mean the account on the books of the Lender in the name of the Borrower in which the following shall be recorded: Advances made by the Lender to and for the account of the Borrower pursuant to Section 2 of this Agreement; all other charges, expenses and other items properly chargeable to the Borrower with respect to such Advances; all Costs with respect to such Advances; all payments made by the Borrower on account of indebtedness evidenced by the Revolving Credit Note; and other appropriate debits and credits.

              1.1.50. "Subsidiary" shall mean any Person of which the Borrower at the time owns, directly or indirectly, through another Subsidiary or otherwise, 50% or more of the equity interests.

              1.1.51. "Term Loan" shall have the meaning set forth in Section
3.1.

              1.1.52. "Term Loan Maturity Date" shall mean the seventh anniversary of the date of this Agreement.

              1.1.53. "Term Note" shall have the meaning set forth in Section
3.1.

              1.1.54. "Term Loan Account" shall mean the account on the books of the Lender in the name of the Borrower in which the following shall be recorded: the principal outstanding and interest accrued under the Term Loan; all Costs with

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respect to the Term Loan; all payments made by the Borrower on account of indebtedness evidenced by the Term Note; and other appropriate debits and credits.

         1.2 Accounting Terms. Accounting terms not specifically defined in this Agreement shall have the meanings given to them under generally accepted accounting principles.

         1.3 Other Definitional Provisions. The words "hereof," "herein" and "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement. Any Article, Section, Exhibit or Schedule references are to this Agreement unless otherwise specified.

                                   ARTICLE II

                              REVOLVING CREDIT LOAN

         2.1 Revolving Credit. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make Advances from time to time to the Borrower during the period from the date hereof to the Revolver Termination Date (or such earlier date on which the Lender shall have demanded payment of the Revolving Credit Note) in an aggregate outstanding amount not to exceed at any time $7,000,000. The Lender shall have the absolute discretion to make such Advances as it deems appropriate and to demand re-payment of Advances at any time. Each Advance shall, at the option of the Borrower, be a Base Rate Loan, a LIBOR Loan or a Money Market Rate Loan provided, however, that no LIBOR Loan or Money Market Rate Loan shall be made at any time in a principal amount of less than $1,000,000.

         2.2 Notice of Borrowing.

              2.2.1. Whenever the Borrower desires to obtain a LIBOR Loan or a Money Market Rate Loan hereunder, it may request that the Lender provide quotes as of any specified Interest Rate Determination Date as to the LIBOR Rate and/or the Money Market Rate for any or all Interest Periods, and the Lender shall promptly provide such quotes. The Borrower shall give the Lender prior telecopied or telephone notice (given not later than 10:00 a.m. (Boston time)) on the day of any Borrowing with respect to a Base Rate Loan or a Money Market Rate Loan and at least three Business Days prior to, the day of any Borrowing with respect to a LIBOR Loan. Each such notice (each a "Notice of Borrowing") shall specify the principal amount of each Advance to be made, the date of the Borrowing (which shall be a Business Day), whether each Advance being made is to be initially maintained as a Base Rate Loan, a LIBOR Loan or a Money Market Rate Loan and, in the case of a LIBOR Loan or Money Market Rate Loan, the initial Interest Period applicable

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thereto. If such notice is given by telephone, it shall be immediately confirmed in writing. No more than one Base Rate Loan shall be outstanding at any time, but the Borrower may increase the principal amount of any Base Rate Loan at any time by giving a Notice of Borrowing as set forth above.

              2.2.2. Upon the Interim Maturity Date of any LIBOR Loan or Money Market Rate Loan, unless the Borrower (i) shall have given the Lender a Notice of Borrowing in accordance with Section 2.2.1 requesting that a new LIBOR Loan or Money Market Rate Loan be made on such Interim Maturity Date or (ii) shall have repaid such LIBOR Loan or Money Market Rate Loan on such Interim Maturity Date, the Borrower shall be deemed to have requested that the Lender make a Base Rate Loan to the Borrower on such Interim Maturity Date in an aggregate principal amount equal to the aggregate principal amount of the LIBOR Loan or Money Market Rate Loan maturing on such Interim Maturity Date.

         2.3 Revolving Loan Account. The Advances made by the Lender from time to time to the Borrower under this Agreement shall be evidenced by the Revolving Credit Note in the form of Exhibit A hereto (the "Revolving Credit Note"). The Advances and the amounts of all payments on the Revolving Credit Note shall be recorded by the Lender in the Revolving Loan Account of the Borrower. The debit balance of the Revolving Loan Account shall represent the amount of the Borrower's indebtedness to the Lender from time to time by reason of Advances and other appropriate charges hereunder. All statements regarding the Revolving Loan Account shall be deemed to be accurate absent manifest error or unless objected to by the Borrower within 30 days after receipt. The Borrower agrees to review each such statement promptly after receipt and to bring any errors or discrepancies to the Lender's attention promptly.

         2.4 Interest.

              2.4.1. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration, voluntary prepayment or otherwise) at a rate per annum that shall be the Base Rate in effect from time to time.

              2.4.2. The Borrower agrees to pay interest in respect of the unpaid principal amount of each LIBOR Loan from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration, voluntary prepayment or otherwise) at a rate per annum equal to the LIBOR Rate plus 1.25%.

              2.4.3. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Money Market Rate Loan from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration,

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voluntary prepayment or otherwise) at a rate per annum equal to the Money Market
Rate.

              2.4.4. Overdue principal and (to the extent permitted by law) overdue interest in respect of each Base Rate Loan, each LIBOR Loan and each Money Market Rate Loan (to the extent not converted into a Base Rate Loan) shall bear interest, payable on demand, after as well as before judgment, at a rate per annum equal to the Base Rate in effect from time to time plus 3% per annum.

              2.4.5. Interest shall accrue from and including the date of any Advance and shall be payable by the Borrower monthly in arrears on the last day of each month and on any prepayment (on the amount prepaid), at maturity (whether by acceleration, voluntary prepayment or otherwise), and after such maturity, on demand. Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         2.5 Interest Periods. At the time it gives any Notice of Borrowing with respect to a LIBOR Loan or a Money Market Rate Loan, the Borrower shall elect the Interest Period applicable to the related Advance, which Interest Period shall, at the option of the Borrower, be a period of 30, 60, 90, 120, 150 or 180 days (as to a LIBOR Loan) or any period up to 90 days (as to a Money Market Rate
Loan). Notwithstanding anything to the contrary contained herein:

                   (i) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                   (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on the day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                   (iii) no Interest Period shall extend beyond the Revolver
              Termination Date.

         2.6 Termination of Existing Loans. On the Closing Date the letter agreement between the Borrower and the Lender dated as of July 15, 1992, as amended, shall terminate and be of no further force and effect.

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                                   ARTICLE III

                                    TERM LOAN

         3.1 Refinancing. The Lender shall refinance its existing loans to the Borrower evidenced by Floating Rate Mortgage Notes dated May 20, 1987, January 6, 1988 and January 30, 1989, under which a total of $9,550,090.75 in principal plus accrued but unpaid interest is currently outstanding by converting such Loans into a seven-year term loan (the "Term Loan") in the principal amount of $10,000,000. The Lender shall advance the difference between $10,000,000 and $9,432,124.08 to the Borrower on the Closing Date. The Term Loan shall be evidenced by a term note (the "Term Note") payable to the Bank in the form of Exhibit B hereto. Amortization of the Term Note shall be calculated on the basis of a 15-year schedule of level monthly payments of principal with the entire unpaid principal balance and all accrued and unpaid interest absolutely due and payable on the Maturity Date.

         3.2 Interest.

              3.2.1. The Borrower agrees to pay interest in respect of the unpaid principal amount of the Term Loan from the date of this Agreement until paid in full as follows. The Term Loan shall bear interest at the Base Rate unless the Borrower desires to pay interest on all or a portion of the Term Loan at one of the following rates:

                   (i) During any period in which the Borrower maintains a Cash
              Flow Ratio in excess of 1.35 to 1 and a Debt-to-Net Worth Ratio not in excess of 1.35 to 1:

                        (a)  the LIBOR Rate Plus 1.75% or

                        (b)  the Long Term Funds Rate plus 1.75%.

                   (ii) During any period in which the Borrower maintains a Cash
              Flow Ratio of 1.35 to 1 or less or a Debt-to-Net Worth Ratio-of
              1.35 to 1 or more:

                        (a)  the LIBOR Rate plus 2.10% or

                        (b)  the Long Term Funds Rate plus 2.10%.

              3.2.2. Whenever the Borrower desires to obtain an interest rate other than the Base Rate, it may request that the Lender provide quotes as of any specified Interest Rate Determination Date as to the LIBOR Rate and/or the Long Term Funds

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Rate for any or all Interest Periods, and the Lender shall promptly provide such quotes. The Borrower shall give the Lender prior telecopied or telephone notice (given not later than 10:00 a.m. (Boston time)) on the day the Interest Period is to begin with respect to use of the Long Term Funds Rate and at least three Business Days prior to the day the Interest Period is to begin with respect to use of the LIBOR Rate. Each such notice (each an "Interest Rate Change Notice") shall specify the desired interest rate, the amount of the Term Loan to which such interest rate shall apply and the initial Interest Period applicable thereto. If such notice is given by telephone, it shall be immediately confirmed in writing.

              3.2.3. Upon the Interim Maturity Date of any LIBOR Loan or Long Term Funds Loan, unless the Borrower shall have given the Lender an Interest Rate Change Notice in accordance with Section 3.2.2 requesting a new LIBOR Loan or Long Term Funds Loan be made on such Interim Maturity Date, the Borrower shall be deemed to have elected to pay interest on such amount of the Term Loan at the Base Rate.

              3.2.4. At the time the Borrower gives any Interest Rate Change Notice, the Borrower shall elect the Interest Period for which the interest rate elected shall apply, which Interest Period shall, at the option of the Borrower, be a period of 30, 60, 90, 120, 150 or 180 days (as to a LIBOR Loan) or any period (as to a Long Term Funds Loan). Notwithstanding anything to the contrary contained herein, the provisions set forth in subparagraphs (i) - (iii) of
Section 2.5 shall apply to the determination of an Interest Period.

         3.3 Term Loan Account. The principal and the amounts of all payments on the Term Note shall be recorded by the Lender in the Term Loan Account of the Borrower. All statements regarding the Term Loan Account shall be deemed to be accurate absent manifest error or unless objected to by the Borrower within 30 days after receipt. The Borrower agrees to review each such statement promptly after receipt and to bring any errors or discrepancies to the Lender's attention promptly.

                                   ARTICLE IV

                                ADDITIONAL TERMS

         4.1 Payments.

              4.1.1. The Borrower shall have the right to prepay the Notes, in whole at any time or in part from time to time, without premium or penalty, provided that, no Money Market Loan may be prepaid and, except as set forth in
Section 4.3, no other Advance, either in whole or in part, may be prepaid on the Advance Date of such Advance and no portion of the Term Loan may be prepaid on the first day of an Interest Period with respect thereto. The Borrower shall give notice (by telex or

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telecopier, or by telephone (confirmed in writing promptly thereafter)) to the
Lender of each proposed pre-payment hereunder prior to 10:00 a.m. (Boston time),
(x) with respect to Base Rate Loans and Long Term Funds Loans, upon the Business Day of the proposed prepayment and (y) with respect to LIBOR Loans, at least three Business Days prior to the Business Day of the proposed prepayment, which notice in each case shall specify the proposed prepayment date (which shall be a Business Day), the aggregate principal amount of the proposed prepayment and which Advances or portions of the Term Loan, as the case may be, are to be prepaid. LIBOR Loans and Long Term Funds Loans that are voluntarily prepaid before the last day of the applicable Interest Period shall be subject to the additional compensation requirements set forth in Sections 4.3 and 4.4, and each prepayment of a LIBOR Loan or a Long Term Funds Loan shall be in an aggregate principal amount of not less than the total principal amount outstanding at such time under such Loan. If at any time the outstanding principal amount of the Advances exceeds $7,000,000, the Borrower will immediately prepay the Advances by the amount of such excess.

              4.1.2. All payments of principal and interest due under the Notes (including prepayments), and any other amounts owing to the Lender under this Agreement shall be made by the Borrower not later than 3:00 p.m., Boston time, on the day due in lawful money of the United States of America to the Lender at its Boston, Massachusetts office in immediately available funds. The Borrower hereby authorizes the Lender to charge such payments as they become due, if not otherwise paid by the Borrower, to any account of the Borrower with the Lender as the Lender may elect.

              4.1.3. Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest or other fees or charges provided for under this Agreement or any other Loan Document; provided, however, that with respect to LIBOR Loans, if the next succeeding Business Day falls in another calendar month, such payment shall be made on the next preceding Business Day.

              4.1.4. All payments made by the Borrower on each Note shall be applied by the Lender (a) first, to the payment of Costs with respect to such Note, (b) second, to the payment of accrued and unpaid interest on such Note, in such order as the Borrower shall direct, until all such accrued interest has been paid, and (c) third, to the payment of the unpaid principal amount of such
Note in such order as the Borrower shall direct.

         4.2  Capital Adequacy.

              4.2.1. If, after the date of this Agreement, the Lender shall have reasonably determined in good faith that the adoption or effectiveness after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of materially reducing the rate of return on the Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which the Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration the Lender's then current policies with respect to capital adequacy), then from time to time, subject to Section 4.2.2, within 15 days after demand by the Lender the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction (after the Lender shall have allocated the same fairly and equitably among all of its customers or any class generally affected thereby).

              4.2.2. The Lender will notify the Borrower of any event occurring after the date of this Agreement that will entitle the Lender to any additional payment under this Section 4.2 as promptly as practicable and shall be entitled to such payment (a) in the case of a Base Rate Loan, only for costs incurred from and after the date that the Lender gives such notice, and (b) in the case of a Money Market Rate Loan, LIBOR Loan or Long Term Funds Loan, only for costs incurred in connection with Loans made pursuant to a Notice of Borrowing or Interest Rate Change Notice issued after the date that the Lender gives such notice. The Lender will furnish to the Borrower with such notice a certificate signed by an officer thereof certifying that the Lender is entitled to payment under this Section 4.2 and setting forth the basis (in reasonable detail) and the amount of each request by the Lender for any additional payment pursuant to this Section 4.2.

         4.3 Special Provisions Governing LIBOR Loans. Notwithstanding any other provisions of this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

              4.3.1. Increased Costs, Illegality. etc.

              (a) In the event that the Lender shall have determined (which determination shall, if made in good faith and absent manifest error, be final, conclusive and binding upon all parties):

                   (i) on any Interest Rate Determination Date, that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate; or

                   (ii) at any time during any Interest Period, that the Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to a LIBOR Loan by reason of
              (x) any change since the Interest Rate Determination Date for the Interest Period in question in any applicable law or governmental rule, regulation, guideline or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) (such as, for example but not limited to, a change in official reserve requirements, but excluding reserve requirements that have been included in calculating the LIBOR Rate for such Interest Period) and/or (y) other circumstances affecting the Lender, the interbank Eurodollar market or the position of the Lender in the relevant market; or

                   (iii) at any time, that the making or continuance of any
              LIBOR Loan has become unlawful by compliance by the Lender in good faith with any law, governmental rule, regulation, guideline or order, or has become impracticable as a result of a contingency occurring after the date of this Agreement;

then and in any such event, the Lender shall promptly after making such determination give notice (by telephone confirmed in writing) to the Borrower of such determination. Thereafter (x) in the case of clause (i) above, any Notice of Borrowing given by the Borrower with respect to a LIBOR Loan that has not yet been incurred shall be deemed rescinded by the Borrower and LIBOR Loans shall no longer be available until such time as the Lender notifies the Borrower that the circumstances giving rise to such notice no longer exist or that, notwithstanding such circumstances, LIBOR Loans will again be made available hereunder, (y) in the case of clause (ii), the Borrower shall pay to the Lender, upon written demand therefor (but only with respect to any LIBOR Loan made pursuant to a Notice of Borrowing issued after the giving of the written notice that LIBOR Loans will again be made available hereunder referred to in clause
(x) above), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Lender in its sole discretion shall determine) as shall be required to compensate the tender for such increased cost or reduction in amount received (a written notice as to additional amounts owed the Lender, showing the basis for such calculation thereof, shall be given to the Borrower by the Lender and shall, absent manifest error, be final, conclusive and binding upon the parties hereto), and (z) in the case of clause (iii), the Borrower shall take one of the actions specified in
Section 4.3.1(b) as promptly as possible and, in any event, within the time period required by law.

              (b) At any time that any LIBOR Loan is affected by the circumstances described in Section 4.3.1(a)(ii) or (iii), the Borrower may (and in the case of a LIBOR

Loan affected pursuant to Section 4.3.1(a)(iii) shall) either (x) if the affected LIBOR Loan is then being made, withdraw the related Notice of Borrowing by giving the Lender telephonic (confirmed in writing) notice thereof on the same date that the Borrower was notified by the Lender pursuant to Section 4.3.1(a), or (y) if the affected LIBOR Loans are then outstanding, upon at least three Business Days' written notice to the Lender, require the Lender to convert each LIBOR Loan so affected into a Base Rate Loan.

              4.3.2. Compensation. The Borrower shall compensate the Lender, upon its written request (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by the Lender to lenders of funds borrowed by it to make or carry its LIBOR Loans to the extent not recovered by the Lender in connection with the re-employment of such funds) and any loss sustained by the Lender in connection with the re-employment of the funds (including, without limitation, a return on such re-employment that would result in the Lender's receiving less than it would have received had such LIBOR Loan remained outstanding until the last day of the Interest Period applicable to such LIBOR
Loan) that the Lender may sustain: (i) if for any reason (other than a default by or negligence of the Lender) a LIBOR Loan is not advanced on a date specified therefor in a Notice of Borrowing (unless timely withdrawn pursuant to Section 4.3.1(b)(x) above), (ii) if any payment or prepayment of any LIBOR Loans occurs for any reason whatsoever (including, without limitation, by reason of Section 4.3.1(b)) on a date that is prior to the last day of an Interest Period applicable thereto, (iii) if any prepayment of any of its LIBOR Loans is not made on the date specified in a notice of payment given by the Borrower pursuant to Section 4.1 or (iv) as a consequence of an election made by the Borrower pursuant to Section 4.3.1(b)(y).

         4.4 Special Provisions Governing Money Market Rate Loans and Long Term Funds Loans. Notwithstanding other provisions of this Agreement, the following provisions shall govern with respect to Money Market Rate Loans and Long Term Funds Loans as to the matters covered:

              4.4.1. Costs of Lender. In the event that at any time the Money Market Rate or the Long Term Funds Rate does not reflect the cost to the Lender of the maintenance of reserves in respect of any Money Market Rate Loan or Long Term Funds Loan, as the case may be (including, without limitation, any marginal, emergency, supplemental, special or other reserves but excluding reserves required under Regulation D to the extent included in the computation of such interest rate), then upon delivery of a certificate signed by an officer of the Lender certifying that the Lender is entitled to payment under this
Section 4.4.1 and showing the basis in reasonable detail for the Lender's request, the Borrower shall pay to the Lender with respect to any Money Market Rate Loan or Long Term Funds Loan made pursuant to a Notice of Borrowing or Interest Rate Change Notice, as the case may be, issued after the date of delivery of such certificate additional interest in such amounts as shall be required to compensate the Lender for the additional cost as determined by the Lender with respect to such Money Market Rate Loan or Long Term Funds Loan. A certificate of the Lender as to any amount payable pursuant to this paragraph shall, absent manifest error, be final, conclusive and binding upon all parties hereto.

              4.4.2. Compensation. The Borrower shall compensate the Lender, upon written request by the Lender (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by the Lender to fund its Money Market Rate Loans and/or Long Term Funds Loans to the Borrower), which the Lender may sustain with respect to Money Market Rate Loans and/or Long Term Funds Loans to the Borrower: (i) if for any reason (other than a default by the Lender) a borrowing of any Money Market Rate Loan or Long Term Funds Loan does not occur on a date specified therefor in a Notice of Borrowing or Interest Rate Change Notice, as the case may be (whether or not withdrawn by the Borrower or because an Event of Default is then in existence), (ii) if any repayment or conversion of any Money Market Rate Loan or Long Term Funds Loan occurs on a date that is prior to the last day of the Interest Period applicable to that Loan, or (iii) if any prepayment of any Long Term Funds Loan is not made on any date specified in a notice of prepayment given by the Borrower.

                                    ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         In order to induce the Lender to enter into this Agreement and to make the loans provided for herein, the Borrower makes the following representations and warranties to the Lender, all of which shall survive the execution and delivery of this Agreement and the Notes.

         5.1 Organization, Existence and Power. The Borrower is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower has the corporate power necessary to conduct the business in which it is engaged, to own the properties owned by it and to consummate the transactions contemplated by the Loan Documents. The Borrower is duly qualified or licensed to transact business in all places where the nature of the properties owned by it or the business conducted by it makes such qualification necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the consolidated financial condition, assets or results of operations of the Borrower and its Subsidiaries taken as a whole.

         5.2 Authorization of Loan Documents; Binding Effect. The execution and delivery of this Agreement and the other Loan Documents and the performance of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate actions of the Borrower. Each of the Loan Documents constitutes the legal, valid and binding obligation of the Borrower that is a party thereto, enforceable against the Borrower in accordance with its terms.

         5.3 Authority. The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under the Loan Documents. Neither the authorization, execution, delivery, or performance by the Borrower of this Agreement or of any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

         5.4 Capital Structure. The number of shares of stock of which the Borrower's authorized capital stock consists, the par value per share of such stock, the number of shares of such stock that have been issued and are outstanding and the number of shares that have been issued and are held by the Borrower as treasury shares are all disclosed on the Disclosure Schedule. Set forth in the Disclosure Schedule is a complete and accurate list of all Subsidiaries of the Borrower. The Disclosure Schedule indicates the jurisdiction of incorporation or organization of each of the Subsidiaries, the number of shares or units of each class of capital stock or other equity of the Subsidiaries authorized, and the number of such shares or units outstanding and the percentage of each class of such equity owned (directly or indirectly) by the Borrower. No shares of stock or units of equity interests of the Borrower or any of its Subsidiaries are covered by outstanding options, warrants, rights of conversion or purchase or similar rights granted or created by the Borrower except as set forth on the Disclosure Schedule. All the outstanding capital stock of the Borrower has been validly issued and is fully paid and nonassessable. All the stock or units of equity interests of the Borrower's Subsidiaries that are owned by the Borrower or any Subsidiary of the Borrower are owned free and clear of all mortgages, deeds of trust, pledges, liens, security interests and other charges or encumbrances.

         5.5 Financial Condition. The audited consolidated balance sheet of the Borrower and its Subsidiaries dated as of December 31, 1992 and the audited statements of operations, cash flows and stockholders' equity of the Borrower and its Subsidiaries for and as of the end of the period ending on that date, including any related notes (the "Audited Financial Statements"), and the unaudited consolidated financial statements of the Borrower and its Subsidiaries (the "Unaudited Financial Statements") dated as of July 3, 1993 (the "Balance Sheet Date"), all of which (collectively, the "Financial Statements") were heretofore furnished to the Lender, are true, correct and complete in all material respects and fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date of each such statement and have been prepared in accordance with generally accepted accounting principles (subject, in the case of the Unaudited Financial Statements, to the addition of notes and to normal year-end adjustments that individually and in the aggregate are not expected to be material) consistently applied throughout the periods involved. Other than as reflected in such Financial Statements and except for liabilities incurred in the ordinary course of business since the date thereof, the Borrower has no Indebtedness that is or would be material to the financial condition of the Borrower, nor any material unrealized or unanticipated losses from any commitments. Since the Balance Sheet Date there has been no material adverse change in the consolidated financial condition (as set forth in the Audited Financial Statements) or results of operations of the Borrower and its Subsidiaries taken as a whole.

         5.6 Pending Litigation. Except as set forth in the Disclosure Schedule, there are no suits or proceedings pending or, to the knowledge of the Borrower, threatened before any court or arbitration tribunal or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against the Borrower that if adversely determined would have a material adverse effect on the consolidated financial condition, assets or results of operations of the Borrower and its Subsidiaries taken as a whole.

         5.7 Certain Agreements; Material Contracts. The Borrower is not a party to any agreement or instrument or subject to any court order or governmental decree adversely affecting in any material respect the business, properties, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

         5.8 Authorization, Etc. All authorizations, consents, approvals, accreditations, certifications and licenses required under the corporate charter or by-laws of the Borrower or under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower or the conduct of any business or activity conducted by the Borrower, including provision of services for which reimbursement is made by third party payors, other than authorizations, consents, approvals, accreditations, certifications or licenses the failure to obtain and/or maintain which would not have a material adverse effect on the consolidated financial condition, assets or results of operations of the Borrower and its Subsidiaries taken as a whole (collectively, "Licenses") have been duly issued and are in full force and effect. The Borrower has fulfilled and performed all of its material obligations with respect to such Licenses (to the extent now required to be fulfilled or performed) and no event has occurred that would allow, with or without the passage of time or the giving of notice or both, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such License. All filings or registrations with any governmental or regulatory authority required for the conduct of the business or activity conducted by the Borrower have been made, other than any such filings or registrations as to which the failure to make same would not have a material adverse effect on the consolidated financial condition, assets or results of operations of the Borrower and its Subsidiaries, taken as a whole. Except as expressly contemplated hereby, no approval, consent or authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of any of the Loan Documents.

         5.9 No Violation. The execution, delivery and performance by the Borrower of the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower. The Borrower is not in default, nor has any event occurred that with the passage of time or the giving of notice, or both, would constitute a default, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument or other document to which the Borrower is a party, which default would have a material adverse effect on the consolidated assets, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole. The Borrower is not in violation of any applicable federal, state or local law, rule or regulation or any writ, order or decree, which violation would have a material adverse effect on the consolidated assets, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole. Except as otherwise set forth in the Disclosure Schedule under the caption "Litigation," the Borrower has not received notice of any violation of any federal, state or local environmental law, rule or regulation or assertion that the Borrower has any obligation to clean up or contribute to the cost of cleaning up any waste or pollutants.

         5.10 Payment of Taxes. The Borrower and its Subsidiaries have properly prepared and filed or caused to be properly prepared and filed all federal tax returns and all material state and local tax returns that are required to be filed and have paid all taxes shown thereon to be due and all other taxes, assessments and governmental charges or levies imposed upon the Borrower and its Subsidiaries, their income or profits or any properties belonging to the Borrower. No extensions of any statute of limitations are in effect with respect to any tax liability of the Borrower or any Subsidiary of the Borrower. No deficiency assessment or proposed adjustment of the federal income taxes of the Borrower or any Subsidiary of the Borrower is pending and the Borrower has no knowledge of any proposed liability of a substantial nature for any tax to be imposed upon any of its properties or assets.

         5.11 Transactions With Affiliates, Officers, Directors and 1% Shareholders. Except as set forth on the Disclosure Schedule, the Borrower has no Indebtedness to or material contractual arrangement or understanding with any Affiliate, officer or director of the Borrower, nor any shareholder holding of record at least 1% of the equity of the Borrower nor, to the best of the Borrower's knowledge (without independent inquiry), any of their respective relatives.

         5.12 ERISA. The Borrower has never established or maintained any funded employee pension benefit plan as defined under Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended and in effect on the date hereof ("ERISA"), other than the plans described on the Disclosure Schedule. No employee benefit plan established or maintained, or to which contributions have been made, by the Borrower or any Subsidiary of the Borrower that is subject to
Part 3 of Title I-B of ERISA, had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the fiscal year of such plan ended most recently prior to the date hereof, or would have had an accumulated funding deficiency (as so defined) on such day if such year were the first year of the plan to which Part 3 of Title I-B of ERISA applied. No material liability to the Pension Benefit Guaranty Corporation has been incurred or is expected by the Borrower to be incurred by it or any Subsidiary of the Borrower with respect to any such plan or otherwise. The execution, delivery and performance of this Agreement and the other Loan Documents will not involve on the part of the Borrower any prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code. The Borrower has never maintained, contributed to or been obligated to contribute to any "multiemployer plan," as defined in Section 3(37) of ERISA. The Borrower has never incurred any "withdrawal liability" calculated under Section 4211 of ERISA, and there has been no event or circumstance that would cause it to incur any such liability.

         5.13 Ownership of Properties; Liens. The Borrower has good and marketable title to all its material properties and assets, real and personal, that are now carried on its books, including, without limitation, those reflected in the Financial Statements (except those disposed of in the ordinary course since the date thereof), and has valid leasehold interests in its properties and assets, real and personal, which it purports to lease, subject in either case to no mortgage, security interest, pledge, lien, charge, encumbrance or title retention or other security agreement or arrangement of any nature whatsoever other than Permitted Liens and those specified in the Disclosure Schedule and other than those granted, or to be granted, to the Lender hereunder. All of the Borrower's material leasehold interests and material obligations with respect to real property are described on the Disclosure Schedule.

         5.14 Employment Matters. Except as set forth on the Disclosure Schedule, there are no material grievances, disputes or controversies pending or, to the knowledge of the Borrower, threatened between the Borrower and its employees, nor is any strike, work stoppage or slowdown pending or threatened against the Borrower.

         5.15 Insurance. The Borrower maintains in force fire, casualty, comprehensive liability and other insurance covering its properties and business that is adequate and customary for the type and scope of its properties and business.

         5.16 Indebtedness. Except as reflected in the Financial Statements or set forth in the Disclosure Schedule, and other than Indebtedness incurred in the ordinary course of business since the Balance Sheet Date, the Borrower has no outstanding Indebtedness.

         5.17 Securities Law Compliance. The Borrower is not an "investment company" as defined in the Investment Company Act of 1940, as amended. All of the Borrower's outstanding stock was offered, issued and sold in compliance with all applicable state and federal securities laws.

         5.18 Accuracy of Information. None of the information furnished to the Lender by or on behalf of the Borrower for purposes of this Agreement or any Loan Document or any transaction contemplated hereby or thereby contains, and none of such information hereinafter furnished will contain any material misstatement of fact, nor does or will any such information omit any material fact necessary to make such information not misleading at such time.

                                   ARTICLE VI

                      CONDITIONS TO ADVANCES AND TERM LOAN

         The Lender shall not be obligated to make any Advance or to fund the Term Loan unless the following conditions have been satisfied:

         6.1 Each Advance and Funding of Term Loan. The obligations of the Lender to make each Advance and to fund the Term Loan are subject to the following conditions precedent, each of which shall have been met or performed on or before the Advance Date or the Closing Date, as the case may be:

              (a) No Default. No Default or Event of Default shall have occurred and be continuing or will occur upon the making of the Advance or the Term Loan.

              (b) Correctness of Representations. The representations and warranties made by the Borrower in this Agreement shall be true and correct with the same force and effect as though such representations and warranties had been made on and as of the Advance Date (i) except to the extent that the representations and warranties set forth in Article V of this Agreement are untrue as a result of circumstances that have changed subsequent to the date hereof, which change has caused no non-compliance by the Borrower with the covenants, conditions and agreements in this Agreement and (ii) except that the references in Section 5.5 of this Agreement to the financial statements and the term "Balance Sheet Date" are deemed to refer to the most recent financial statements (inclusive of consolidated balance sheets and statements of operations, cash flows and stockholders' equity of the Borrower and its Subsidiaries) furnished to the Lender pursuant to Section 7.1(a) and (b) of this Agreement and the date of such financial statements, respectively.

              (c) No Litigation; Certain Other Conditions. There shall be no suit or proceeding (other than suits or proceedings disclosed on the Disclosure Schedule on the date of this Agreement) pending or threatened before any court or arbitration tribunal or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body that, if determined adversely to the Borrower or any Subsidiary of the Borrower, is reasonably likely to have a material adverse effect on the consolidated financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole.

              (d) No Material Adverse Change. There shall have been no material adverse change in the consolidated financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole since the Balance Sheet Date.

              (e) Loan Documents. All Loan Documents shall be in full force and effect.

         6.2 First Advance and Funding of Term Loan. The obligations of the Lender to make the first Advance and to fund the Term Loan are subject to the following additional conditions precedent, each of which shall have been met or performed on or before the Closing Date:

              (a) Opinion of Counsel. The Lender shall have received from independent counsel to the Borrower an opinion or opinions, in form and substance satisfactory to the Lender and its counsel.

              (b) Certificates of Legal Existence and Authority to do Business. The Borrower shall have delivered to the Lender certificates as to its legal existence and good standing under the laws of The Commonwealth of Massachusetts, and the Borrower shall have delivered to the Lender certificates as to its authority to do business as a foreign corporation in the States of California, Colorado, Connecticut, Florida, Illinois, Maryland, Michigan, New Jersey, New Mexico, New York, Oregon, Pennsylvania, Texas, Arizona, Minnesota and North Carolina, each dated as of a recent date.

              (c) Clerk's Certificate. The Borrower shall have delivered to the Lender a certificate of its Clerk as to (i) its charter documents and by-laws, as amended, (ii) corporate votes authorizing the execution and delivery of the Loan Documents, and (iii) incumbency of the officers authorized to execute the Loan Documents on behalf of the Borrower.

              (d) Notes. A Revolving Credit Note and a Term Note, each duly executed by the Borrower and otherwise completed, shall have been delivered to the Lender.

              (e) Borrower's Certificates. The Borrower shall have furnished to the Lender a certificate duly executed by the Borrower's chief financial officer dated the Advance Date or Closing Date, as the case may be, to the effect that each of the conditions set forth in the foregoing Section 6.1 has been met as of such date.

              (f) Mortgage. A mortgage (the "Mortgage") in the form attached hereto as Exhibit C with respect to the real property located in The Commonwealth of Massachusetts that is owned by the Borrower (the "Property"), duly executed by the Borrower and otherwise completed, shall have been delivered to the Lender and recorded. A title insurance policy in favor of the Lender issued by a title insurance company reasonably satisfactory to the Lender insuring title to the Property on terms and subject to conditions reasonably satisfactory to the Lender shall have been obtained.

              (g) Insurance. The Borrower shall have furnished to the Lender copies of all its property insurance policies.

              (h) All Proceedings Satisfactory. All corporate and other proceedings taken prior to or on the Closing Date in connection with the transactions contemplated by this Agreement, and all documents and exhibits related thereto, shall be reasonably satisfactory in form and substance to the Lender and its counsel.

              (i) Additional Documents. The Borrower shall have delivered to the Lender all additional opinions, documents and certificates that the Lender or its counsel may reasonably require.

                                   ARTICLE VII

                      AFFIRMATIVE COVENANTS OF THE BORROWER

         The Borrower covenants and agrees that from the date of execution of this Agreement and until the payment in full of the principal of and interest upon the Notes and payment and performance of all other Obligations:

         7.1 Reporting Requirements. The Borrower shall, unless the Lender shall otherwise consent in writing, furnish to the Lender:

              (a) As soon as available and in any event within sixty days after the end of each of the first three quarters of each fiscal year of the Borrower and its Subsidiaries, (i) a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and (ii) consolidated and consolidating statements of operations, cash flows and stockholders' equity of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and duly certified by the chief financial officer of the Borrower as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to addition of notes and ordinary year-end audit adjustments), together with a certificate of the chief financial officer of the Borrower stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto;

              (b) As soon as available and in any event within ninety days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the audited consolidated statements of operations, cash flows and stockholders' equity of the Borrower and its Subsidiaries for such fiscal year, in each case accompanied by the unqualified opinion with respect thereto of the Borrower's independent public accountants and a certification by such accountants stating that they have reviewed this Agreement and whether, in making their audit, they have become aware of any Default or Event of Default and if so, describing its nature, along with the related unaudited consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the unaudited consolidating statements of operations, cash flows and stockholders' equity of the Borrower and its Subsidiaries for such fiscal year;

              (c) Not later than sixty days following the end of each fiscal quarter a certificate signed by the chief financial officer of the Borrower substantially in the form of Exhibit 7.1(c) hereto (the "Compliance Certificate");

              (d) Not later than thirty days after the end of each fiscal year of the Borrower, the Borrower's representative forecast for the next fiscal year on a consolidated basis, including, at a minimum, projected statements of profit and loss and projected cash flow, prepared in accordance with generally accepted accounting principles consistently applied;

              (e) Promptly upon receipt thereof, one copy of each other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary;

              (f) Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court, arbitration tribunal or governmental regulatory authority, commission, bureau, agency or public regulatory body that, if determined adversely to the Borrower or any Subsidiary of the Borrower, would be reasonably likely to have a material adverse effect on the consolidated financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole;

              (g) As soon as possible, and in any event within five days after the Borrower shall know of the occurrence of any Default or Event of Default, the written statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default and action that the Borrower proposes to take with respect thereto;

              (h) As soon as possible, and in any event within five days after the occurrence thereof, written notice as to any other event of which the Borrower becomes aware that with the passage of time, the giving of notice or otherwise, is reasonably likely to result in a material adverse change in the consolidated financial condition or results of operations of the Borrower; and

              (i) Such other information respecting the business or properties or the condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

         7.2 Loan Proceeds. The Borrower shall use the proceeds of the Advances only for the purpose of general working capital, including, but not limited to, for the purpose of acquisitions for which the aggregate cost may not exceed $2,500,000 per annum.

         7.3 Maintenance of Business and Properties; Insurance.

              (a) The Borrower will continue to engage in business of the same general nature as the business currently engaged in by the Borrower. The Borrower will at all times maintain, preserve and protect all material franchises and trade names and preserve all the Borrower's material tangible property used or useful in the conduct of its business and keep the same in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times.

              (b) The Borrower will keep all of its insurable properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and to the extent available at commercially reasonable rates; and will maintain public liability and workmen's compensation insurance insuring the Borrower to the extent customary with respect to companies conducting similar businesses and to the extent available at commercially reasonable rates, all by financially sound and reputable insurers. All property insurance policies shall name the Lender as a loss payee and shall contain a provision requiring at least 15 days' written notice to the Lender prior to the cancellation or modification of each such policy. The Borrower shall furnish to the Lender from time to time at the Lender's request copies of all such insurance policies and certificates evidencing such insurance coverage. Notwithstanding the foregoing, the Borrower may self-insure workmen's compensation to the extent permitted by law and may also self-insure other risks to the extent reasonably deemed prudent by the Borrower.

         7.4 Payment of Taxes. The Borrower shall pay and discharge, or cause to be paid and discharged, all material taxes, assessments, and governmental charges or levies imposed upon the Borrower and its Subsidiaries or their income or profits, or upon any other properties belonging to the Borrower prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien or charge upon any material properties of the Borrower, except for such taxes, assessments, charges, levies or claims as are being contested by the Borrower in good faith by appropriate proceedings promptly initiated and diligently prosecuted, for which adequate book reserves have been established in accordance with generally accepted accounting principles, as to which no foreclosure, distraint, sale or other similar proceedings shall have been commenced, or, if commenced, have been effectively stayed.

         7.5 Compliance with Laws, etc. The Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, and obtain or maintain all Licenses required under applicable law or regulation for the operation of the Borrower's business, where noncompliance or failure to obtain or maintain would have a material adverse effect on the consolidated financial condition, assets, or results of operations of the Borrower and its Subsidiaries taken as a whole; provided, however, that such compliance or the obtaining of such Licenses may be delayed while the applicability or validity of any such law, rule, regulation or order or the necessity for obtaining any such License is being contested by the Borrower in good faith by appropriate proceedings promptly initiated and diligently prosecuted.

         7.6 Books, Records and Accounts. The Borrower shall keep true and correct books, records and accounts, in which entries will be made in accordance with generally accepted accounting principles consistently applied, and that shall comply with the requirements of the Foreign Corrupt Practices Act of 1977 to the extent applicable to the Borrower. The Lender or its representatives shall upon reasonable notice to the Borrower be afforded, during normal business hours, access to and the right to examine and copy any such books, records and accounts and the right to inspect the Borrower's premises and business operations. All financial and other information with respect to the Borrower and/or any of its Subsidiaries now or hereafter obtained by the Lender under this Agreement or otherwise in connection with any of the transactions contemplated hereunder shall be held in confidence and shall not be released or made available to any other Person, except (i) to governmental agencies (and examiners employed by same) having oversight over the affairs of the Lender, (ii) pursuant to subpoena or similar process issued by a court or governmental agency of competent jurisdiction, or (iii) as otherwise directed by order of any court or governmental agency of competent jurisdiction.

         7.7 Further Assurances. The Borrower shall execute and deliver, at the Borrower's expense, all notices and other instruments and documents and take all actions, including, but not limited to, making all filings and recordings, that the Lender shall reasonably request in order to assure to the Lender all rights given to the Lender hereby or under any other Loan Document.

         7.8 Bank Accounts. The Borrower shall maintain with the Lender a deposit account and, at the written request of the Lender, shall give the Lender written notice of any other accounts maintained by the Borrower, including the types of accounts and names and addresses of the institutions with which such accounts are maintained.

                                  ARTICLE VIII

                       NEGATIVE COVENANTS OF THE BORROWER

         The Borrower covenants and agrees that from the date of execution of this Agreement and until the payment in full of the principal of and interest upon the Notes and payment and performance of all other Obligations:

         8.1 Sale of Assets; Mergers, Etc.

              (a) Sale of Assets. The Borrower will not, except in the ordinary course of business, sell, transfer, or otherwise dispose of, to any Person any assets (including the securities of any Subsidiary).

              (b) Mergers, Etc. Neither the Borrower nor any Subsidiary will consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, or acquire all or substantially all of the assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person, except that

                   (1) a Subsidiary may consolidate with or merge into the
              Borrower or another Subsidiary; and

                   (2) the Borrower or any of its Subsidiaries may acquire all or substantially all of the assets of any Person provided the aggregate purchase price liability, including all contingent liabilities, when aggregated with all such acquisitions and any Investments permitted under Section 8.4(2) shall not exceed a total of $5,000,000 in each calendar year during the term of this Agreement beginning with calendar year 1993.

         8.2 Liens and Encumbrances.

              (a) Neither the Borrower nor any Subsidiary will (a) cause or permit or (b) agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or subsequently acquired, to be subject to any Lien other than Liens described below (which may herein be referred to as "Permitted Liens"):

                   (1) Liens securing the payment of taxes, assessments or
              governmental charges or levies or the demands of suppliers, mechanics, carriers, warehousers, landlords and other like Persons, which payments are not yet due and payable or (as to taxes) may be paid without interest or penalty; provided, that, if such payments are due and payable, such Liens shall be permitted hereunder only to the extent that (A) all claims that the Liens secure are being actively contested in good faith and by appropriate proceedings, (B) adequate book reserves have been established with respect thereto to the extent required by generally accepted accounting principles, and (C) such Liens do not in the aggregate materially interfere with the owning company's use of property necessary or material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

                   (2) Liens incurred or deposits made in the ordinary course of business (A) in connection with worker's compensation, unemployment insurance, social security and other like laws, or
              (B) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

                   (3) Liens not otherwise described in Section 8.2(a)(1) or (2)
              that are incurred in the ordinary course of business and are incidental to the conduct of its business or ownership of its property, were not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property and do not in the aggregate materially detract from the value of, or materially interfere with the owning company's use of, property necessary or material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

                   (4) Liens in favor of the Lender or any of its affiliates;

                   (5) Judgment liens or attachments that shall not have been in existence for a period longer than 30 days after the creation thereof, or if a stay of execution shall have been obtained, for a period longer than 30 days after the expiration of such stay or if such an attachment is being actively contested in good faith and by appropriate proceedings, for a period longer than 30 days after the creation thereof;

                   (6) Liens existing as of the Closing Date and disclosed on the Disclosure Schedule hereto;

                   (7) Liens provided for in equipment or Financing Leases
              (including financing statements and undertakings to file financing statements) provided that they are limited to the equipment subject to such leases and the proceeds thereof;

                   (8) Leases, subleases, licenses and sublicenses granted to third parties not interfering in any material respect with the business of the Borrower or any Subsidiary of the Borrower;

                   (9) Any Lien on any asset of any corporation existing at the time such corporation is merged into or consolidated with the Borrower or a Subsidiary of the Borrower and not created in contemplation of such event;

                   (10) Any Lien existing on any asset prior to the acquisition thereof by the Borrower or any Subsidiary of the Borrower and not created in contemplation of such event;

                   (11) Liens in respect of any purchase money obligations for tangible property used in its business that at any time shall not exceed $2,000,000, provided that any such encumbrances shall not extend to property and assets of the Borrower or any Subsidiary not financed by such a purchase money obligation;

                   (12) Easements, rights of way, restrictions and other similar charges or Liens relating to real property and not interfering in a material way with the ordinary conduct of its business; and

                   (13) Liens on its property or assets created in connection with the refinancing of Indebtedness secured by Permitted Liens on such property, provided that the amount of Indebtedness secured by any such Lien shall not be increased as a result of such refinancing and no such Lien shall extend to property and assets of the Borrower or any Subsidiary not encumbered prior to any such refinancing.

              (b) In case any property is subjected to a Lien in violation of
Section 8.2(a), the Borrower will make or cause to be made provision whereby the Notes will be secured equally and ratably with all other obligations secured by such property, and in any case the Notes shall have the benefit, to the full extent that the holders may be entitled thereto under applicable law, of an equitable Lien equally and ratably securing the Notes. Such violation of Section 8.2(a) shall constitute an Event of Default hereunder, whether or not any such provision is made pursuant to this Section 8.2(b).

         8.3 Sales and Leasebacks. The Borrower and its Subsidiaries will not sell or transfer any of their property and become, directly or indirectly, liable as the lessee under a lease of such property (other than such transactions between the Subsidiaries).

         8.4 Investments. Neither the Borrower nor any Subsidiary will make or maintain any investments, made in cash or by delivery of property or assets, (a) in any Person, whether by acquisition of capital stock, Indebtedness, or other obligations or securities, or by loan or capital contribution, or otherwise, or
(b) in any property, whether real or personal, (items (a) and (b) being herein called "Investments"), except the following:

                   (1) Investments in direct obligations of, or guaranteed by, the United States government, its agencies or any public instrumentality thereof and backed by the full faith and credit of the United States government with maturities not to exceed (or an unconditional right to compel purchase within) one year from the date of acquisition;

                   (2) Investments in or to any Subsidiary or other Person
              provided any such Investment when aggregated with all such other Investments permitted under this Section 8.4(2) and any acquisitions permitted under Section 8.1(b) shall not exceed a total of $5,000,000 in each calendar year during the term of this Agreement beginning with calendar year 1993;

                   (3) Investments and obligations issued by any state of the
              United States or any political subdivision of any such state or any public instrumentality thereof with maturities not to exceed (or an unconditional right to compel purchase within) 180 days of the date of acquisition that are rated in one of the top two rating classifications by at least one nationally recognized rating agency;

                   (4) Investments in demand and time deposits with, Eurodollar deposits with, certificates of deposit issued by, or obligations or securities fully backed by letters of credit issued by (x) any bank organized under the laws of the United States, any state thereof, the District of Columbia or Canada having combined capital and surplus aggregating at least $100,000,000, or (y) any other bank organized under the laws of a state that is a member of the European Economic Community (or any political subdivision thereof), Japan, the Cayman Islands, or British West Indies having as of any date of determination combined capital and surplus of not less than $500,000,000 or the equivalent thereof (determined in accordance with generally accepted accounting principles) ("Permitted Banks");

                   (5) Shares of money market mutual funds registered under the
              Investment Company Act of 1940, as amended;

                   (6) Foreign currency swaps and hedging arrangements entered into in the ordinary course of business to protect against currency losses, and interest rate swaps and caps entered into in the ordinary course of business to protect against interest rate exposure on Indebtedness bearing interest at a variable rate;

                   (7) Investments in publicly traded companies and mutual funds
              (other than money market mutual funds) that in the aggregate shall not exceed $5,000,000; and

                   (8) Other Investments existing on the Closing Date and listed on the Disclosure Schedule.

         8.5 Transactions with Affiliates. Neither the Borrower nor any Subsidiary will enter into any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate except upon fair and reasonable terms that are at least as favorable to the Borrower or the Subsidiary as would be obtained in a comparable arm's-length transaction with a non-Affiliate.

         8.6 ERISA Compliance. Neither the Borrower nor any of its Subsidiaries will at any time permit any employee pension benefit plan (as such term is defined in Section 3 of ERISA) maintained by the Borrower or any of its Subsidiaries or in which employees of the Borrower or any of its Subsidiaries is entitled to participate to:

              (a) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, or described in Section 406 of ERISA;

              (b) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA, whether or not waived; or

              (c) terminate under circumstances that could result in the imposition of a Lien on the property of the Borrower or any Subsidiary of the Borrower pursuant to Section 4068 of ERISA.

         8.7  Financial Covenants.  The Borrower covenants and agrees that:

              (a) Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth as of the end of each fiscal quarter of the Borrower shall not be less than the sum of (i) $26,000,000, and (ii) beginning with the year ending December 31, 1994, 50% of Consolidated Net Income (excluding losses) for each consecutive fiscal year of the Borrower beginning with the year ending December 31, 1994, on a cumulative basis.

              (b) Consolidated Indebtedness. The ratio ("Debt-to-Net Worth Ratio") of the Consolidated Indebtedness (excluding all guaranties except guaranties with respect to borrowed money) as of the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ending December 31, 1993 to its Consolidated Tangible Net Worth as of the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ending December 31, 1993 shall not exceed 1.5 to 1.

              (c) Consolidated Debt Service. The ratio (the "Cash Flow Ratio") as of the end of each fiscal quarter of the Borrower of (i) Consolidated Operating Cash Flow for the four consecutive fiscal quarters then ended to (ii) Consolidated Debt Service determined for the four consecutive fiscal quarters then ended shall not be less than 1.25 to 1.00.

         8.8 Contracts Prohibiting Compliance with Agreement. The Borrower will not without the prior written consent of the Lender enter into any contract or other agreement that would prohibit or in any way restrict the ability of the Borrower to comply with any provision of this Agreement.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1 Default. If any one of the following events ("Events of Default") shall occur:

              (a) Any representation or warranty made by the Borrower herein or in any other Loan Document, or in any certificate or report furnished by the Borrower hereunder or thereunder, shall prove to have been incorrect in any material respect when made;

              (b) Payment of any principal or interest due under any Note shall not be made on or before the date due;

              (c) A final judgment for in excess of $2,000,000 shall be rendered against the Borrower or any of its Subsidiaries for the payment of money that, after deducting the amount of any insurance proceeds paid or payable to or on behalf of the Borrower or its Subsidiary in connection with such judgment, is in excess of $2,000,000, and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not effectively be stayed. If a dispute exists with respect to the liability of any insurance underwriter under any insurance policy of the Borrower or its Subsidiary, no deduction under this subsection shall be made for the insurance proceeds that are the subject of such dispute;

              (d) The Borrower or any Subsidiary shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of all or a substantial part of the assets of such Person, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (6) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (7) take any corporate action for the purpose of effecting any of the foregoing;

              (e) Without its application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the

Borrower or any Subsidiary: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of such Person or of all or any substantial part of the assets of such Person, or other like relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by such Person, the same shall continue undismissed, or unstayed and in effect for any period of 45 consecutive days, or an order for relief against such Person shall be entered in any case under the Bankruptcy Code or applicable state bankruptcy laws;

              (f) Any foreclosure or other proceedings shall be commenced to enforce, execute or realize upon any lien, encumbrance, attachment, trustee process, mortgage or security interest for payment of an amount in excess of $250,000 against the Borrower or any Subsidiary;

              (g) Default shall be made in the due observance or performance of any covenant or agreement under Article VIII;

              (h) Default shall be made in the due observance or performance of any covenant or agreement contained herein (and not constituting an Event of Default under any other clause in this Article IX) or in any other Loan Document or in any other agreement between the Lender and the Borrower evidencing or securing borrowed monies and such default shall continue and shall not have been remedied within thirty days after the date on which such default occurred;

              (i) The Borrower or any of its Subsidiaries shall fail to make any payment of principal or interest beyond the period of grace contained in any instrument or agreement evidencing any indebtedness (other than to the Lender) for money borrowed in excess of $100,000 (unless such default is the result of a good faith dispute arising under such agreement or instrument and the other party or parties thereto have not accelerated the maturity of such indebtedness), or default shall be made by the Borrower or any of its Subsidiaries in the performance of any other covenant or agreement contained in any such agreement or instrument as a result of which the other party thereto proceeds to accelerate the maturity of the indebtedness of such Person under such agreement or instrument;

              (j) There shall occur any material adverse change in the financial condition of the Borrower;

then, in the case of any such event, other than an event described in subsection
(d) or (e) of this Section 9.1, the Lender may, at its option immediately declare any Obligations to it not otherwise due and payable at such time to be forthwith due and payable, whereupon the same shall become forthwith due and payable without further presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding; and, in the case of any event described in subsection
(d) or (e) of this Section 9.1, any Obligation not otherwise due and payable at such time shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding; and, further, in each and every such occurrence the Lender may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceedings either for specific performance of any covenant or condition contained in this Agreement or in any instrument delivered to the Lender pursuant to this Agreement, or in aid of the exercise of any power granted in this Agreement or any such instrument.

         9.2 Lender's Further Rights and Remedies. Upon the occurrence and during the unremedied continuation of an Event of Default, the Lender shall have the right to require the Borrower to provide the Lender with cash collateral or other collateral of a type and value satisfactory to the Lender in an amount equal to the Borrower's outstanding Obligations to the Lender. With respect to such collateral (the "Collateral"), the Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") and the Borrower agrees to execute and deliver to the Lender such security agreements and financing statements under the UCC as the Lender may require, and to pay the cost of filing the same. Any deposits or other sums at any time credited by or due from the Lender to the Borrower shall at all times constitute Collateral for the Obligations. The Lender may apply the net proceeds of any disposition of Collateral or set-off to the Obligations in such order as the Lender may determine, whether or not due. With respect to Obligations not yet due, including contingent Obligations, the Lender may at its option hold Collateral (including any proceeds thereof) until all such Obligations have been paid in full.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 No Waiver, Remedies Cumulative. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. Any condition or restriction imposed in this Agreement with respect to the Borrower may be waived, modified or suspended by the Lender but only on the Lender's prior action in writing and only as so expressed in such writing and not otherwise.

         10.2 Survival of Representations, etc. All representations, warranties and covenants made herein or in any Loan Document shall survive the making of any Advance hereunder and the delivery of the Notes and the consummation of all other transactions contemplated hereby or thereby.

         10.3 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence and during the unremedied continuation of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to the Lender under this Agreement or under any of the other Loan Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         10.4 Indemnity; Costs, Expenses and Taxes. The Borrower hereby agrees to indemnify the Lender and its legal representatives, successors, assigns and agents against, and agrees to protect, save and keep harmless each of them from and to pay upon demand, any and all liabilities, obligations, taxes (including any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of any Loan Documents), liens, charges, losses, damages, penalties, claims, actions, suits, costs, indemnities, expenses and disbursements (including, without limitation, reasonable legal fees, costs and expenses, including without limitation reasonable costs of attending and preparing for depositions and other court proceedings), of whatsoever kind and nature, imposed upon, incurred by or asserted against such indemnified party in any way relating to or arising out of any of the transactions contemplated hereunder or in any of the Loan Documents, including but not limited to all costs of investigation, monitoring, legal representation, remedial response, removal, restoration, or permit acquisition that may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of the presence of, release or threatened release of Hazardous Substances on, in, under or near the Property (all of the foregoing, collectively, "Costs") except to the extent arising by reason of the Lender's gross negligence, misconduct or breach hereof. Without limiting the foregoing, the Borrower agrees to pay on demand (a) all out-of-pocket costs and expenses of the Lender in connection with the preparation, execution and delivery of this Agreement and any other Loan Documents, including without limitation the reasonable fees and out-of-pocket expenses of Foley, Hoag & Elliot, special counsel for the Lender, with respect thereto, as well as (b) the reasonable fees and all out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by the Lender in connection with any request by the Borrower for consents, waivers or other action or forbearance by the Lender hereunder, for the modification or amendment hereof, or other like matters relating to the administration of this Agreement; and (c) all reasonable costs and expenses, if any, of the Lender incurred after the occurrence of any Event of Default hereunder in connection with the enforcement of any of the Loan Documents or the protection of any of the Lender's rights, thereunder, including, without limitation, any internal costs, including personnel costs of the Lender incurred in connection with such administration and enforcement or protection.

         10.5 Notices.

              (a) Unless telephonic notice is specifically permitted pursuant to the terms of this Agreement, any notice or other communication hereunder to any party hereto shall be by telegram, telecopier, telex, delivery in hand or by courier, or registered or certified mail (return receipt requested) and shall be deemed to have been given or made when telegraphed, telexed, telecopied (and confirmed received), delivered in hand or by courier, or three days after being deposited in the mails, postage prepaid, registered or certified, addressed to the party as follows (or at any other address that such party may hereafter specify to the other parties in writing):

                        (i)  If to the Lender:

                             The First National Bank of Boston
                             100 Federal Street
                             Boston, Massachusetts  02110
                             Attn:  Ms. Sharon A. Stone, Director
                             Telecopier No. (617) 434-4048

                             with a copy to:

                             Arlene L. Bender, Esq.
                             Foley, Hoag & Eliot
                             One Post Office Square
                             Boston, Massachusetts  02109
                             Telecopier No. (617) 482-7347

                        (ii) If to the Borrower:

                             Six Shattuck Road
                             Andover, Massachusetts 01810
                             Attn:  Mr. Robert F. O'Brien, Treasurer
                             Telecopier No. (508) 975-3756
                             with a copy to:

                             Richard S. Chute, Esq.
                             Hill & Barlow
                             One International Place
                             Boston, Massachusetts  02110
                             Telecopier No. (617) 439-3580

         10.6 MASSACHUSETTS LAW. THIS AGREEMENT AND EACH OF THE LOAN DOCUMENTS SHALL BE DEEMED A CONTRACT MADE UNDER THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF SAID STATE (WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS).

         10.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Lender, and their respective legal representatives, successors and assigns; provided that the Lender may assign its rights hereunder, but the Borrower may not assign any of its rights hereunder.

         10.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

         10.9 JURISDICTION, SERVICE OF PROCESS.

              (a) ANY SUIT, ACTION OR PROCEEDING AGAINST THE BORROWER WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT OF ANY THEREOF SHALL BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS LOCATED IN SUFFOLK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MASSACHUSETTS, AS THE LENDER (IN ITS SOLE DISCRETION) MAY ELECT, AND THE BORROWER HEREBY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING AND AGREES NOT TO ASSERT ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS.

              (b) IN ADDITION, THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY

OF THE LOAN DOCUMENTS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF BROUGHT IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         10.10 Limit on Interest. It is the intention of the Lender and the Borrower to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the Lender ever be entitled to receive, collect, or apply as interest under any Note any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate that the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and, in the event that the Lender ever receives, collects or applies as interest on the Notes, any such excess, such amount that, but for this provision, would be excessive interest shall be applied to the reduction of the principal amount of the indebtedness evidenced by the Notes; and, if the principal amount of indebtedness evidenced by the Notes, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Borrower, or other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under any specific contingency exceeds the highest contract rate permitted by applicable law from time to time in effect, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as a reasonable loan charge, rather than as interest. Any provision of any Note, or of any other agreement between the Lender and the Borrower, that operates to bind, obligate, or compel the Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this Section 10.10 shall be given precedence over any other provisions contained in the Notes or in any other agreement between the Lender and the Borrower that is in conflict with the provisions of this Section 10.10.

         10.11 Amendments, Modifications, Waivers. Any term of this Agreement or of the Notes may be amended and the observance of any term of this Agreement or of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrower and the Lender.

         10.12 Headings. The headings of this Agreement are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement.

         10.13 WAIVER OF NOTICE, ETC. THE BORROWER WAIVES DEMAND, NOTICE, PROTEST, NOTICE OF ACCEPTANCE OF THIS AGREEMENT, NOTICE OF LOANS MADE, CREDIT EXTENDED, COLLATERAL RECEIVED OR

DELIVERED OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICE OF ANY DESCRIPTION, EXCEPT AS REQUIRED HEREBY. WITH RESPECT BOTH TO THE OBLIGATIONS AND COLLATERAL, THE BORROWER ASSENTS TO ANY EXTENSION OR POSTPONEMENT OF THE TIME OF PAYMENT OR ANY OTHER INDULGENCE, TO ANY SUBSTITUTION, EXCHANGE OR RELEASE OF COLLATERAL, TO THE ADDITION OR RELEASE OF ANY PARTY OR PERSONS PRIMARILY OR SECONDARILY LIABLE, TO THE ACCEPTANCE OF PRETRIAL PAYMENT THEREON AND THE SETTLEMENT, COMPROMISING OR ADJUSTING OF ANY THEREOF, ALL IN SUCH MANNER AND AT SUCH TIME OR TIMES AS THE LENDER MAY DEEM ADVISABLE. THE BORROWER AGREES THAT NO ACTIONS TAKEN BY ANY PERSON EXCEPT THE LENDER SHALL IMPAIR OR OTHERWISE AFFECT ITS OBLIGATIONS HEREUNDER UNTIL ALL OBLIGATIONS OF THE BORROWER HEREUNDER ARE SATISFIED IN FULL.

         10.14 WAIVER OF TRIAL BY JURY. THE BORROWER WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM OR ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

         10.15 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10.16 Entire Agreement. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof and thereof.

         10.17 Compliance with Covenants. All computations determining compliance with Sections 7 and 8 shall utilize accounting principles in conformity with those used in the preparation of the financial statements referred to in Section 5.5. If any subsequent financial reports of the Borrower shall be prepared in accordance with accounting principles different from those used in the preparation of the financial statements referred to in Section 5.5, the Borrower shall inform the Lender of the changes in accounting principles and shall provide to the Lender with such reports, such supplemental reconciling financial information as may be required to ascertain compliance by the Borrower with the covenants contained in this Agreement.

         10.18 Termination. This Agreement may be terminated by the Borrower at any time upon written notice of such termination to the Lender; provided, however, that, unless and until all loans made by the Lender hereunder and all other Obligations hereunder of the Borrower to the Lender existing (whether or not due) as of the time of the receipt of such notice by the Lender shall have been paid in full, such termination shall in no way affect the rights and powers granted to the Lender in connection with this Agreement, and until such payment in full all rights and powers hereby granted to the Lender hereunder shall be and remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an agreement under seal as of the date first above written.

Witness:                               MKS INSTRUMENTS, INC.





/s/ Arlene L. Bender                 By: /s/ Robert F. O'Brien
-------------------------------          ----------------------------------
                                       Title: Treasurer




                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By: /s/ Sharon A. Stone
                                          ---------------------------------
                                       Title: Director
                                             ------------------------------

                                    EXHIBIT A

                          DEMAND REVOLVING CREDIT NOTE

                                                                November 1, 1993

$7,000,000                                                 Boston, Massachusetts

         FOR VALUE RECEIVED, MKS Instruments, Inc. (the "Company"), a Massachusetts corporation, hereby promises to pay to the order of The First National Bank of Boston, a national banking association (the "Payee"), at the offices of the Payee at 100 Federal Street, Boston, Massachusetts, or such other address as the Payee shall designate in a written notice to the Company, on demand, the sum of $7,000,000 or such lesser sum as may from time to time be outstanding, together with interest (calculated on the basis of a 360 day year and the actual number of days elapsed in any period) at the annual rate determined as provided in the Loan Agreement between the Company and the Payee dated as of the date hereof (the "Loan Agreement").

         Payments of interest shall be made monthly in arrears beginning December 1, 1993 and on the first Business Day of each month thereafter on the balance of the principal amount outstanding hereunder until this Note is paid in full. Funds paid hereunder shall be applied first to accrued and unpaid interest and then to the unpaid principal balance.

         Overdue principal and interest shall bear interest at a rate of 3% per annum over the Base Rate, payable on demand.

         This Note is issued by the Company pursuant to, and is governed by and subject to the terms and conditions of, the Loan Agreement. All capitalized terms used in this Note that are not defined herein, but that are defined in the Loan Agreement, shall have the meanings assigned to them therein.

         Nothing contained in this Note, the Loan Agreement or the instruments securing this Note shall be deemed to establish or require the payment of a rate of interest in excess of the amount legally enforceable. In the event that the rate of interest so required to be paid exceeds the maximum rate legally enforceable, the rate of interest so required to be paid shall be automatically reduced to the maximum rate legally enforceable, and any excess paid over such maximum enforceable rate shall be automatically credited on account of the principal hereof without premium or penalty.

         This Note may be prepaid in whole or in part only to the extent provided in the Loan Agreement.

         Notices to the Company shall be by telegram, telecopy, telex, delivery in hand or by courier, or registered or certified mail (return receipt requested) and shall be deemed to have been given or made when telegraphed, telecopied (and confirmed received), telexed, delivered in hand or by courier, or three days after being deposited in the United States mails postage prepaid, registered or certified, return receipt requested, to the Company at Six Shattuck Road, Andover, Massachusetts 01810, marked "Attention: Robert F. O'Brien", Telecopier No. (508) 975-3756 or at such other address specified by the Company in accordance herewith to the holder.

         No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Payee, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every maker, endorser and guarantor of this Note or the obligations represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         IN WITNESS WHEREOF, the undersigned has executed this Note as an instrument under seal, as of the date first above written.

                                       MKS INSTRUMENTS, INC.




                                       By:_________________________________

                                       Title:______________________________

                                    EXHIBIT B

                                    TERM NOTE
                                                                November 1, 1993

$10,000,000                                                Boston, Massachusetts


         FOR VALUE RECEIVED, MKS Instruments, Inc. (the "Company"), a Massachusetts corporation, hereby promises to pay to the order of The First National Bank of Boston, a national banking association (the "Payee"), at the offices of the Payee at 100 Federal Street, Boston, Massachusetts, or such other address as the Payee shall designate in a written notice to the Company, the principal amount of $10,000,000 and to pay interest (calculated on the basis of a 360 day year and the actual number of days elapsed in any period) monthly in arrears beginning on December 1, 1993 and on the first Business Day of each month thereafter on the balance of such principal amount remaining unpaid from time to time from the date hereof until such principal amount shall have become due and payable, whether at maturity, by prepayment or otherwise, at the annual rate determined as provided in the Loan Agreement between the Company and the Payee dated as of the date hereof (the "Loan Agreement").

         Payments of principal shall be made monthly in the aggregate fixed amount of $55,555.56 beginning December 1, 1993 and on the first Business Day of each month thereafter until maturity. The entire unpaid principal balance and all accrued and unpaid interest hereunder shall be absolutely due and payable in full on November 1, 2000. Funds paid hereunder shall be applied first to accrued and unpaid interest and then to the unpaid principal balance.

         Overdue principal and interest shall bear interest at a rate of 3% per annum over the Base Rate, payable on demand.

         This Note is issued by the Company pursuant to, and is governed by and subject to the terms and conditions of, the Loan Agreement. This Note may become due and payable and matured upon the occurrence of an Event of Default. All capitalized terms used in this Note that are not defined herein, but that are defined in the Loan Agreement, shall have the meanings assigned to them therein.

         Nothing contained in this Note, the Loan Agreement or the instruments securing this Note shall be deemed to establish or require the payment of a rate of interest in excess of the amount legally enforceable. In the event that the rate of interest so required to be paid exceeds the maximum rate legally enforceable, the rate of interest so required to be paid shall be automatically reduced to the maximum rate legally enforceable, and any excess paid over such maximum enforceable rate shall be automatically credited on account of the principal hereof without premium or penalty.

         This Note may be prepaid in whole or in part only to the extent provided in the Loan Agreement.

         This Note is secured by a Commercial Real Estate Mortgage dated the date hereof (the "Mortgage") from the maker hereof, as mortgagor, to the Payee hereof, as mortgagee. The Mortgage constitutes a lien on certain property, more particularly described therein, located in Andover and Lawrence, Massachusetts.

         Notices to the Company shall be by telegram, telecopy, telex, delivery in hand or by courier, or registered or certified mail (return receipt requested) and shall be deemed to have been given or made when telegraphed, telecopied (and confirmed received), telexed, delivered in hand or by courier, or three days after being deposited in the United States mails postage prepaid, registered or certified, return receipt requested, to the Company at Six Shattuck Road, Andover, Massachusetts 01810, marked "Attention: Robert F. O'Brien", Telecopier No. (508) 975-3756 or at such other address specified by the Company in accordance herewith to the holder.

         No delay or omission on the part of the Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Payee, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Every maker, endorser and guarantor of this Note or the obligations represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         IN WITNESS WHEREOF, the undersigned has executed this Note as an instrument under seal, as of the date first above written.


                                       MKS INSTRUMENTS, INC.




                                       By:_________________________________

                                       Title:______________________________

                                    EXHIBIT C

                              AMENDED AND RESTATED
                         COMMERCIAL REAL ESTATE MORTGAGE

         This AMENDED AND RESTATED COMMERCIAL REAL ESTATE MORTGAGE (as amended from time to time, this "Mortgage") is made this 1st day of November, 1993, by and from MKS Instruments, Inc., a Massachusetts corporation having its principal place of business at Six Shattuck Road, Andover, Massachusetts 01810 ("Mortgagor"), to THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its principal office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

         Whereas, the parties have entered into the following two mortgages: that certain Mortgage and Security Agreement dated January 6, 1988 recorded at Essex North Registry of Deeds at Book 2660, Page 050 and that certain Mortgage and Security Agreement dated May 20, 1987 recorded at said Deeds at Book 2500, Page 022 (collectively, the "Prior Mortgages");

         Now, therefore, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend and restate the Prior Mortgages in their entirety as follows:

         1.   Mortgage, Obligations and Future Advances.

         1.1 Mortgage. For valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby grants to the Bank, with MORTGAGE COVENANTS, the "Property" described in Section 1.4, below, to secure the prompt payment and performance of any and all obligations of Mortgagor (and if more than one Mortgagor of any of them) to the Bank, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising or acquired, pursuant to the following (the "Obligations"):

              (a) all obligations under a certain Promissory Note of even date herewith from Mortgagor payable to the order of the Bank in the original principal amount of $10,000,000 as the same may be further amended or extended (the "Note"); and

              (b) all covenants and other obligations contained in this Mortgage or contemplated hereby, including without limitation Mortgagor's obligations under Section 7.1 hereof.

         1.2 Security Interest in Property. As continuing security for the Obligations, Mortgagor hereby pledges, assigns and grants to the Bank a security interest in any of the Property (as defined in Section 1.4 below) constituting fixtures, (i.e., Building Service Equipment as defined in the Prior Mortgages). This Mortgage shall be deemed to be a security agreement and financing statement pursuant to the terms of the Uniform Commercial Code of Massachusetts.

         1.3 Collateral Assignment of Leases and Rents. Mortgagor hereby assigns to the Bank as collateral security for the Obligations all of Mortgagor's rights and benefits under any and all Leases (as defined in Section
1.4 below) and any and all rents and other amounts now or hereafter owing with respect to the Leases or the use or occupancy of the Property. This collateral assignment shall be absolute and effective immediately, but Mortgagor shall continue to collect rents owing under the Leases until an Event of Default (as defined in Section 6.1 below) occurs and the Bank exercises its rights and remedies to collect such rents as set forth in Section 6.2(c) hereof.

         1.4 Property. The term "Property", as used in this Mortgage, shall mean those certain parcels of land and the structures and improvements now or hereafter thereon located at Six Shattuck Road, Andover, Massachusetts, and 17-23 Ballard Way, Lawrence, Massachusetts, as more particularly described in Exhibit A attached hereto, together with: (i) all rights now or hereafter existing, belonging or pertaining thereto; (ii) all fixtures, now owned or hereafter acquired, that are located on the Property; (iii) all of the rights and benefits of Mortgagor under any present or future leases and agreements relating to the Property, or the use or occupancy thereof together with any extensions and renewals thereof, specifically excluding all duties or obligations of Mortgagor of any kind arising thereunder (the "Leases"); and (iv) all contracts, permits and licenses respecting the use, operation or maintenance of the Property.

         1.5 Cross-Collateral and Future Advances. It is the express intention of the Mortgagor that this Mortgage secure payment and performance of all of the Obligations, whether now existing or hereinafter incurred by reason of future advances by the Bank or otherwise. Notice of the continuing grant of this Mortgage shall not be required to be stated on the face of any document evidencing any of the Obligations, nor shall such documents be required to otherwise specify that they are secured hereby.

         2.   Representations, Warranties, Covenants.

         2.1 Representations and Warranties. Mortgagor represents and warrants that:

              (a) (i) Mortgagor is a corporation duly organized and validly existing under the laws of Massachusetts, (ii) Mortgagor has all requisite capacity to own the Property and conduct its business as now conducted and as presently contemplated, to execute and deliver this Mortgage and convey the Property as contemplated hereby and to grant the security interests and assignment of Leases contained herein,

(iii) the execution, delivery and performance of this Mortgage have been authorized by all necessary proceedings of the Mortgagor and do not contravene any provision of any law, rule or regulation applicable to Mortgagor or any agreement, instrument, order or undertaking binding on Mortgagor or by which the Property is bound or affected, (iv) this Mortgage has been duly executed and delivered by Mortgagor and is the legal, valid and binding obligation of Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally;

              (b) Mortgagor is the sole legal and equitable owner of the Property, holding good and marketable fee simple title to the Property, subject to no liens, encumbrances, leases, security interests or rights of others except as set forth in the title insurance policy issued by Ticor Title Insurance Company of even date in favor of Mortgagee;

              (c) Mortgagor is the sole legal and equitable owner of the entire lessor's interest in the Leases and Mortgagor has not executed any other assignment of the Leases or any of the rights or rents arising thereunder; and

              (d) Each Obligation is a commercial obligation and does not represent a loan used for personal, family or household purposes and is not a consumer transaction, or to Mortgagor's knowledge otherwise subject to the provisions of M.G.L. Chapter 140D, the Federal Truth in Lending Act or Federal Reserve Board Regulation Z, or other consumer statutes or regulations and restrictions.

         2.2 Recording: Further Assurances. Mortgagor covenants that it shall, at its sole cost and expense and upon the request of the Bank, cause this Mortgage, and each amendment, modification or supplement hereto, to be recorded and filed in such manner and in such places, and shall at all times comply with all such statutes and regulations, as may be required by law in order to establish, preserve and protect the interest of the Bank in the Property and the rights of the Bank under this Mortgage. Upon the written request of the Bank, and at the sole expense of Mortgagor, the Mortgagor will promptly execute and deliver such further instruments and documents and take such further actions as the Bank may deem desirable to obtain the full benefits of this Mortgage and of the rights and powers herein granted, including, without limitation, filing any financing statement under the Uniform Commercial Code, and obtaining any consents or estoppel certificates of lessees under the Leases that the Bank deems appropriate. Mortgagor authorizes the Bank to file any such financing statement without the signature of the Mortgagor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement.

         2.3 Restrictions on Mortgagor. Mortgagor covenants that it will not, directly or indirectly, without the prior written approval of the Bank in each instance:

              (a) Sell, convey, assign, transfer, mortgage, pledge, hypothecate or dispose of all or any part of any legal or beneficial interest in the Property or any part thereof or permit any of the foregoing, except as expressly permitted by the terms of this Mortgage; or

              (b) Permit to be created or suffer to exist any mortgage, lien, security interest, attachment, or other encumbrance or charge on the Property or any part thereof or interest therein, including, without limitation, (i) any lien arising under any federal, state or local statute, rule, regulation or law pertaining to the release or clean-up of Hazardous Substances and (ii) any mechanics' or materialmen's lien, except as permitted by the Loan Agreement of even date herewith between Mortgagor and Bank. Mortgagor further agrees to give the Bank prompt written notice of the imposition of any lien referred to in this
Section 2.3(b) and to take any action necessary to secure the prompt discharge or release of the same. Mortgagor agrees to defend its title to the Property and the Bank's interest therein against the claims of all persons and, unless the Bank requests otherwise, to appear in and diligently contest, at Mortgagor's sole cost and expense, any action or proceeding which purports to affect Mortgagor's title to the Property or the priority or validity of this Mortgage or the Bank's interest hereunder.

         2.4  Operation of Property. Mortgagor covenants and agrees as follows:

              (a) Mortgagor will not permit the Property to be used for any unlawful or improper purpose, will at all times comply with all federal, state and local laws, ordinances and regulations, and will obtain and maintain all governmental or other approvals, relating to Mortgagor, the Property or the use thereof, including without limitation, any applicable zoning or building codes or regulations and any laws or regulations relating to the handling, storage, release or clean-up of Hazardous Substances, and will give prompt written notice to the Bank of (i) any violation of any such law, ordinance or regulation by Mortgagor or relating to the Property, (ii) receipt of notice from any federal, state or local authority alleging any such violation and (iii) the release on the Property of any Hazardous Substances. As used in this Mortgage, the term "Hazardous Substances" shall mean any oil or other material or substance constituting hazardous waste or hazardous materials or substances under any applicable federal or state law, regulation or rule;

              (b) Mortgagor will at all times keep the Property insured for such losses or damage, for such periods and amounts, on such terms and by such companies as may be required by law or which the Bank may from time to time reasonably require. All policies regarding such insurance shall name the Bank as mortgagee, loss payee and additional insured, and provide that no cancellation or material modification of such policies shall occur without fifteen days prior written notice to the Bank. Mortgagor will furnish to the Bank upon request such copies of original policies, certificates of insurance, or other evidence of the foregoing as is acceptable to the Bank;

              (c) Mortgagor will not enter into or modify the Leases without the prior written consent of the Bank, such consent not to be unreasonably withheld or delayed. Mortgagor may consent to a sublease under or the assignment of any Lease upon written notice to the Bank, provided that Mortgagor does not release the lessee from liability. Mortgagor will not accept any rentals under any Lease for more than one month in advance, and will at all times perform and fulfill every term and condition of the Leases;

              (d) Mortgagor will at all times (i) maintain accurate records and books regarding the Property in accordance with generally accepted accounting principles; (ii) permit the Bank and the Bank's agents, employees and representatives, at such reasonable times as the Bank may request, to enter and inspect the Property and such books and records; and (iii) promptly upon request provide to the Bank such financial statements and information regarding Mortgagor, the Property and the Leases as the Bank may request;

              (e) Mortgagor will at all times keep the Property in good and first rate repair and condition (reasonable wear and tear excepted but damage from casualty not excepted) and will not commit or permit any strip, waste, impairment, deterioration or alteration of the Property or any part thereof; and

              (f) Mortgagor shall comply with, and not modify the terms and conditions of, any prior mortgage affecting the Property or any note or other obligation secured thereby and shall not permit the holder of any such prior mortgage to advance any additional sums pursuant to such mortgage which would constitute a lien superior to the lien of this Mortgage except with the prior written consent of the Bank.

         2.5  Payments. The Mortgagor covenants to pay when due:

              (a) All federal, state or other taxes, betterment assessments and other governmental levies, water rates, sewer charges, insurance premiums, and other charges on the Property, this Mortgage or any Obligation secured hereby or that could, if unpaid, result in a lien on the Property or on any interest therein; and

              (b) All amounts when due under the Note and each other instrument evidencing, securing or relating to any of the Obligations and under any agreement to which Mortgagor is a party or by which Mortgagor is bound, including without limitation, any mortgage encumbering the Property.

Mortgagor shall have the right to contest any notice, lien, encumbrance, claim, tax, charge, betterment assessment or premium filed or asserted against or relating to the Property; provided that it contests the same diligently and in good faith and by proper proceedings and, at the Bank's request, provides the Bank with adequate security, in the Bank's reasonable judgment, against the enforcement thereof. Mortgagor shall furnish to the Bank the receipted real estate tax bills or other evidence of payment of real estate taxes for the Property within ten (10) days prior to the date from which interest or penalty would accrue for nonpayment thereof as well as evidence of all other payments referred to above within fifteen (15) days after written request therefor by the Bank. If the Mortgagee fails to furnish such evidence of payment then the Bank may, at the Mortgagor's expense, apply for and obtain municipal lien certificates, and other evidence of real estate tax payments.

         2.6 Notices: Notice of Default. Mortgagor will deliver to the Bank, promptly upon receipt of the same, copies of all notices or other documents it receives that materially affect the Property or its use or claim that the Mortgagor is in default in the performance or observance of any of the terms hereof or that the Mortgagor or any tenant is in default of any terms of the Leases. The Mortgagor further agrees to deliver to the Bank written notice promptly upon the occurrence of any Event of Default hereunder, or event which with the giving of notice or lapse of time or both would constitute an Event of Default.

         3. Takings. In case of any condemnation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Property (a "Taking"), or the commencement of any proceedings or negotiations that might result in a Taking, Mortgagor shall promptly give written notice to the Bank, describing the nature and extent thereof. The Bank may, at its option, appear in any proceeding for a Taking or any negotiations relating to a Taking and Mortgagor shall promptly give to the Bank copies of all notices, pleadings, determinations and other papers relating thereto. The Mortgagor shall in good faith and with due diligence and by proper proceedings file and prosecute its claims for any award or payment on account of any Taking. The awards of damages on account of any Taking shall be paid to the Mortgagor. Such awards shall be applied to or toward the restoration (within a reasonable time) of that part of the Property that remains or towards the Obligations.

         4. Insurance Proceeds. Mortgagor shall have the right to apply the proceeds of any insurance resulting from any loss with respect to the Property to repair (within a reasonable time) the damaged part of the Property. Any excess insurance proceeds shall be applied to the Obligations in such order as the Bank may determine.

         5.   Certain Rights of Bank.

         5.1 Advances. If Mortgagor fails to pay or perform any of its obligations hereunder then, after 10 days notice (except in an emergency) to Mortgagor, the Bank may in its sole discretion do so. Such payments may include, but are not limited to, payments for taxes, assessments and other governmental levies, water rates, insurance premiums, maintenance, repairs or improvements constituting part of the Property. Notwithstanding the foregoing, the Bank shall not make any payment described in Section 2.5 so long as the Mortgagor is then in compliance with that Section and no Event of Default exists.

         5.2 Legal Proceedings. The Bank shall have the right, but not the duty, to intervene or otherwise participate in any legal or equitable proceeding that, in the Bank's reasonable judgment, might affect the Property or any of the rights created or secured by this Mortgage. The Bank shall have such right whether or not there shall have occurred an Event of Default hereunder.

         6.   Defaults and Remedies.

         6.1 Events of Default. Any Event of Default under and as defined in the Loan Agreement between the Bank and Mortgagor dated as of the date hereof shall constitute an "Event of Default" under this Mortgage.

         6.2 Remedies. On the occurrence of any Event of Default the Bank may, at any time thereafter, at its option and, to the extent permitted by applicable law, without notice, exercise any or all of the following remedies:

              (a) Declare the Obligations due and payable, and the Obligations shall thereupon become immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by Mortgagor;

              (b) Take possession of the Property (including all records and documents pertaining thereto) and exclude Mortgagor therefrom, and operate the Property as a mortgagee in possession with all the powers as could be exercised by a receiver or as otherwise provided herein or by applicable law;

              (c) Receive and collect all rents, income and profits from the Property, including as may arise under the Leases, and Mortgagor appoints the Bank as its true and lawful attorney with the power for the Bank in its own name and capacity to demand and collect such rents, income and profits and take any action that Mortgagor is authorized to take under the Leases. Lessees under the Leases are hereby authorized and directed, following notice from the Bank, to pay all amounts due Mortgagor under the Leases to the Bank, whereupon such lessees shall be relieved of any and all duty and obligation to Mortgagor with respect to such payments so made;

              (d) Sell the Property or any part thereof or interest therein pursuant to exercise of its STATUTORY POWER OF SALE or otherwise at public auction on terms and conditions as the Bank may determine or otherwise foreclose this Mortgage in any manner permitted by law, and upon such sale, Mortgagor shall execute and deliver such instruments as the Bank may request in order to convey and transfer all of Mortgagor's interest in the Property, and the same shall operate to divest all rights, title and interest of Mortgagor in and to the Property. In the event this Mortgage shall include more than one parcel of property or subdivision (each hereinafter called a "portion"), the Bank shall, in its sole and exclusive discretion, be empowered to foreclose upon any such portion without impairing its right to foreclose subsequently upon any other portion or the entirety of the Property from time to time thereafter;

              (e) Cause one or more environmental assessments to be taken, arrange for the clean-up of any Hazardous Substances, or otherwise cure Mortgagor's failure to comply with any statute, regulation or ordinance relating to the presence or clean-up of Hazardous Substances; provided that the exercise of any of such remedies shall not be deemed to have relieved Mortgagor from any responsibility therefor or given the Bank "control" over the Property or cause the Bank to be considered to be a mortgagee in possession, "owner" or "operator" of the Property for purposes of any applicable law, rule or regulation pertaining to Hazardous Substances; and

              (f) Take such other actions or proceedings as the Bank deems necessary or advisable to protect its interest in the Property and ensure payment and performance of the Obligations including, without limitation, appointment of a receiver (and Mortgagor hereby waives any right to object to such appointment) and exercise of any of the Bank's remedies provided in the Note or in any document evidencing, securing or relating to any of the Obligations or available to a secured party under the Uniform Commercial Code of Massachusetts or under other applicable law.

         This Mortgage is upon the STATUTORY CONDITION, for any breach of which the Bank shall have the STATUTORY POWER OF SALE and any other remedies provided by applicable law including, without limitation, the right to pursue a judicial sale of the Property or any portion thereof by deed, assignment or otherwise. Mortgagor agrees and acknowledges that the acceptance by the Bank of any payments from Mortgagor after the occurrence of any Event of Default, the exercise by the Bank of any remedy set forth herein or the commencement of foreclosure proceedings against the Property shall not waive the Bank's right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Bank. Mortgagor agrees and acknowledges that the Bank, by making payments or incurring costs described herein, shall be subrogated to any right of Mortgagor to seek reimbursement from any third parties including without limitation, any predecessor in interest to Mortgagor's title or other party who may be responsible under any law, regulation or ordinance relating to the presence or clean-up of Hazardous Substances.

         6.3 Cumulative Rights and Remedies. All of the foregoing rights, remedies and options are cumulative and in addition to any rights the Bank might otherwise have, whether at law or by agreement and may be exercised separately or concurrently. Mortgagor further agrees that the Bank may exercise any or all of its rights or remedies set forth herein without having to pay Mortgagor any sums for use or occupancy of the Property.

         6.4 Mortgagor's Waiver of Certain Rights. To the extent permitted by applicable law, Mortgagor hereby waives the benefit of all present and future laws (i) providing for any appraisal before sale of any portion of the Property or (ii) in any way extending the time for the enforcement of the collection of the Obligations or creating or extending a period of redemption from any sale made hereunder.

         7.   Miscellaneous.

         7.1 Payments by the Bank. To the extent permitted by applicable law, Mortgagor shall pay to the Bank, on demand, all reasonable expenses, (including reasonable attorneys' fees and expenses and reasonable consulting, accounting, appraisal, brokerage and similar professional fees and charges) actually incurred by the Bank, in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies and options set forth in this Mortgage (including without limitation any amounts expended pursuant to Sections
5.1 and 6.2(e) hereof) and in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise relating to the Obligations, together with interest thereon to the extent permitted by applicable law until paid in full by Mortgagor at a rate per annum equal to three percent (3 %) above the rate of interest per annum announced from time to time by The First National Bank of Boston at its head office as its Base Rate. Any amounts owed by Mortgagor hereunder shall be, until paid, part of the Obligations, and the Bank shall be entitled, to the extent permitted by law, to receive and retain such amounts in any action for a deficiency against or redemption by the Mortgagor, or any accounting for the proceeds of a foreclosure sale or of insurance proceeds. All references to "attorneys" in this Section 7 and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by the Bank and the Bank's in-house counsel, and all references to "fees and expenses" in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocated charges and allocation costs of the Bank's in-house counsel. The obligations of Mortgagor under this Section 7.1 shall survive any payment or satisfaction of any of the other Obligations.

         7.2 No Waiver or Release. No failure of the Bank to exercise or delay by the Bank in exercising any right or remedy or option provided for herein or otherwise shall be deemed to be a waiver of that right, remedy or option or of any other right, remedy or option. No sale of all or any of the Property, no forbearance on the part of the Bank, no release or partial release of any of the Property, and no extension of the time for the payment of the whole or any part of any of the obligations or any other indulgence given by the Bank to the Mortgagor or any other person or entity, shall operate to release or in any manner affect the lien of this Mortgage or the original liability of the Mortgagor except to the extent specifically provided in any written instrument signed by the Bank accomplishing any of the foregoing. Notice of any such extensions or indulgences is waived by the Mortgagor. This Mortgage may not be waived, changed or discharged orally, but only by an agreement in writing signed by the Bank, and any oral waiver, change or discharge of any provision of this Mortgage shall be without authority and of no force and effect. A waiver on any one occasion shall be limited to its express terms and conditions and the circumstances giving rise to such waiver and shall not be construed to be a bar to or waiver of any right on any future occasion.

         7.3 Notices. Any notice or other communication hereunder to any party hereto shall be by telegram, telecopy, telex, delivery in hand or by courier, or registered or certified mail (return receipt requested) and shall be deemed to have been given or made when telegraphed, telexed, telecopied (and confirmed received), delivered in hand or by courier, or three days after being deposited in the mails, postage prepaid, registered or certified, addressed to each party as follows (or at any other address that such party may hereafter specify to the other parties in writing):

              (a)  If to the Bank:

                   The First National Bank of Boston
                   100 Federal Street
                   Boston, Massachusetts 02110
                   Attn:     Ms. Sharon A. Stone, Director
                   Telecopier No. (617) 434-4048

                   with a copy to:

                   Arlene L. Bender, Esq.
                   Foley, Hoag & Eliot
                   One Post Office Square
                   Boston, Massachusetts 02109
                   Telecopier No. (617) 482-7347

              (b)  If to the Mortgagor:

                   Six Shattuck Road
                   Andover, Massachusetts 01810
                   Attn:     Mr. Robert F. O'Brien, Treasurer
                   Telecopier No.

                   with a copy to:

                   Richard S. Chute, Esq.
                   Hill & Barlow
                   One International Place
                   Boston, Massachusetts 02110
                   Telecopier No. (617) 439-3580

         7.4 Mortgagor's Waivers. Mortgagor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Mortgage (except for such demands and notices as are specifically required to be provided to Mortgagor under this Mortgage) and assents to any extension or postponement of the time of payment or performance or any other indulgence with respect to any of the Obligations, to any substitution, exchange or release of any collateral for any of the Obligations and/or to the addition or release of any other party or person primarily or secondarily liable hereunder or in connection with any of the Obligations.

         7.5 Entire Agreement; Severability; Captions. The terms and conditions of this Mortgage constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. The invalidity of any provisions of this Mortgage shall in no way affect the validity of any other provision hereof. The failure of the Bank to perfect its lien on or security interest in any of the Property shall not affect its rights in the remainder of the Property. Section and subsection captions are for convenience of reference only, are not a part of this Mortgage and shall not affect the interpretation hereof.

         7.6 Successors. This Mortgage shall be binding upon each of the parties executing this Mortgage and their respective successors, administrators and assigns, and shall inure to the benefit of the parties hereto and the successors and assigns of the Bank. The term "Bank" shall include any subsequent holder of this Mortgage by assignment or otherwise.

         7.7 Joint and Several Liability. If more than one party executes this Mortgage the term "Mortgagor" shall mean each and every one of them, and each of them shall be jointly and severally liable hereunder.

         7.8 Governing Law Jurisdiction. This Mortgage shall take effect as a contract executed under seal and shall be interpreted in accordance with and governed by the laws of The Commonwealth of Massachusetts (other than its rules governing choice or conflicts of laws). Each party signing this Mortgage submits to personal jurisdiction in The Commonwealth of Massachusetts and waives any and all rights to object to such jurisdiction. Each such party agrees that service of process may be made and personal jurisdiction obtained by serving Mortgagor at any location provided in Section 7.3 hereof.

         7.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS MORTGAGE) AND THE MORTGAGOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS MORTGAGE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE MORTGAGOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE MORTGAGOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE MORTGAGOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         EXECUTED under seal as of the date first above written.


                                       MORTGAGOR:


                                       MKS INSTRUMENTS, INC.




                                       By:_________________________________

                                       Title:______________________________

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                    November__, 1993

         Then personally appeared the above named ___________________________ of MKS Instruments, Inc., and acknowledged that the foregoing is the free act and deed of said corporation, before me,



                                       ____________________________________
                                       Notary Public
                                       Name:
                                       My commission expires:

                    AGREEMENT REGARDING LOST PROMISSORY NOTES

         In consideration of the execution and delivery to the First National Bank of Boston (the "Bank") by MKS Instruments, Inc. (the "Company") of replacement notes with respect to the Term Note dated November 1, 1993 in the principal amount of $10,000,000 payable to the order of the Bank and the Demand Revolving Credit Note dated November 1, 1993 in the principal amount of $7,000,000 payable to the order of the Bank (the "Original Notes"), the Bank and the Company hereby agree as follows:

         1. The Bank has been unable to locate the Original Notes, which were delivered by the Company to the Bank on November 1, 1993. The Bank has made or caused to be made diligent efforts to find and recover the Original Notes, but has been unable to do so, and accordingly believes the Original Notes are lost or misplaced.

         2. The Bank is, and has been, the rightful and unconditional owner of the Original Notes at all times since issuance of the Original Notes to it on November 1, 1993. The Original Notes have not been endorsed by the Bank for transfer or sold, assigned, pledged, hypothecated, transferred, or deposited under any agreement by the Bank, and no instrument or document authorizing such transfer, sale, assignment, pledge, hypothecation, or deposit of the Original Notes has been executed by or on behalf of the Bank.

         3. The Bank agrees that if the Original Notes shall ever be found to be in the custody and control of the Bank or recovered by the Bank, the Bank will immediately and without consideration surrender the Original Notes to the Company or its successor for cancellation.

         4. The Bank agrees to indemnify and hold harmless the Company and its successors and assigns (collectively, "Indemnitees") from and against any and all liability, obligation, loss, damage and expense (including reasonable attorneys' fees) arising from or on account of the sale, assignment, transfer, hypothecation, pledge or other disposition of the Original Notes, by operation of law or otherwise, by or for the Bank to any person other than the Company. The Company agrees (i) that it will give prompt notice to the Bank upon presentation to the Company of either Original Note or after receiving a claim in writing against it of any claim against it as to which recovery may be sought against the Bank under the foregoing indemnity and (ii) if such claim shall arise from the claim of a third party, that it will permit the Bank to assume the defense of any such claim or any litigation resulting from such claim. If the Bank assumes the defense of such claim or any litigation resulting therefrom, the obligations of the Bank hereunder as to such claim shall be to take all steps that the Bank in its sole discretion deems necessary in the defense, compromise or settlement of such claim or litigation and to pay or reimburse the Company for the amount of any settlement approved by the Bank or any judgment in connection with such claim or litigation and all costs and expenses of the Company associated therewith. The Company shall cooperate fully to make available to the Bank, at the

Bank's expense, all pertinent information and witnesses under its control. A final determination of any such action, suit, proceeding, claim, demand or assessment through legal proceedings shall be binding and conclusive upon the parties hereto as to the validity or invalidity, as the case may be, of such claim against the Bank.

         5. The Bank agrees to keep this Agreement as an official record of the Bank and to maintain a copy of this Agreement in the loan file for the Company.

         6. The Bank represents and warrants that this Agreement has been duly authorized by all necessary action on the part of the Bank.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the 8th day of March, 1994.


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------



                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------

                              MKS INSTRUMENTS, INC.

                                 FIRST AMENDMENT

                                TO LOAN AGREEMENT


This First Amendment (this "Amendment") dated as of June 30, 1994 amends the Loan Agreement dated as of November 1, 1993 (the "Loan Agreement"), between MKS INSTRUMENTS, INC. (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         WHEREAS, the Borrower and the Bank have executed the Loan Agreement providing for a revolving credit facility for borrowings by the Borrower in amounts up to $7,000,000; and

         WHEREAS, the Borrower has requested, and the Bank has agreed, to extend the maturity of the credit facilities for an additional one-year period, on the terms and conditions set forth below;

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         Section 1. Amendment to the Loan Agreement. Section 1.1.46 of the Loan Agreement is hereby amended by deleting the date "June 30, 1994" appearing therein in the definition of "Revolver Termination Date" and substituting therefor the date "June 30, 1995".

         Section 2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

         (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

              (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.


         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned on the following:

         (a) the Borrower and the Bank shall each have executed and delivered a counterpart of this Amendment;

         (b) the representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

         (c) no Default or Event of Default under the Loan Agreement shall have occurred and is continuing.

         Section 4. Miscellaneous.

         (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

         (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

         (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------

                              MKS INSTRUMENTS, INC.

                                SECOND AMENDMENT

                                TO LOAN AGREEMENT

This Second Amendment (this "Amendment") dated as of October 27, 1994 amends the Loan Agreement dated as of November 1, 1993, as amended by the First Amendment dated as of June 30, 1994 (as so amended, the "Loan Agreement"), between MKS INSTRUMENTS, INC. (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         WHEREAS, the Borrower and the Bank have executed the Loan Agreement providing for the Term Loan in the original principal amount of $10,000,000; and

         WHEREAS, the Borrower has requested, and the Bank has agreed, to amend the interest rate applicable to the Term Loan from time to time, and modify certain of the provisions with respect to the payment of interest thereon, on the terms and conditions set forth below;

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         Section 1. Amendments to the Agreement.

         (a) Section 2.5 of the Loan Agreement is hereby amended by deleting the phrase "30, 60, 90, 120, 150 or 180 days" and substituting therefor the phrase "one, two, three, four, five or six months".

         (b) Section 3.2 of the Loan Agreement whereby amended as follows:

         (1) by deleting Section 3.2.1(i) and replacing it with the following:

             "(i) During any period in which the Borrower maintains a Cash Flow Ratio in excess of 1.35 to 1 but less than 1.75 to 1 and a Debt-to-Net Worth Ratio in excess of 1.35 to 1:

             (a)  the LIBOR Rate plus 1.75% or
             (b)  the Long Term Funds Rate plus 1.75%."; and

         (2) adding new a Section 3.2.1(iii) as follows:

             "(iii) During any period in which the Borrower maintains a Cash Flow Ratio in excess of 1.75 to 1 and a Debt-to-Net Worth Ratio not in excess of 1.35 to 1:

             (a)  the LIBOR Rate plus 1.40% or
             (b)  the Long Term Funds Rate plus 1.40%."
             (c) Section 3.2.4 of the Loan Agreement is hereby amended by deleting the phrase "30, 60, 90, 120, 150 or 180 days" and substituting therefor the phrase "one, two, three, four, five or six months".

         Section 2. Representations and Warranties.

         (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

         (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned on the following:

         (a) the Borrower and the Bank shall each have executed and delivered a counterpart of this Amendment;

         (b) the representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

         (c) no Default or Event of Default under the Loan Agreement shall have occurred and is continuing.

         Section 4. Miscellaneous.

         (a) On and after the date hereof; each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

         (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof; and the terms, covenants and agreements therein shall remain in full force and effect.

         (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Vice President and Director
                                              -----------------------------

                              MKS INSTRUMENTS, INC.

                                 THIRD AMENDMENT

                                TO LOAN AGREEMENT

This Third Amendment (this "Amendment") dated as of June 30, 1995 amends the Loan Agreement dated as of November 1, 1993, as amended (the "Loan Agreement"), between MKS INSTRUMENTS, INC. (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         WHEREAS, the Borrower and the Bank have executed the Loan Agreement providing for a revolving credit facility for borrowings by the Borrower in amounts up to $7,000,000; and

         WHEREAS, the Borrower has requested, and the Bank has agreed, to extend the maturity of the credit facilities for an additional ninety (90) day period, on the terms and conditions set forth below;

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         Section 1. Amendment to the Loan Agreement. Section 1.1.46 of the Loan Agreement is hereby amended by deleting the date "June 30, 1995 appearing therein in the definition of "Revolver Termination Date" and substituting therefore the date "September 30, 1995".

         Section 2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

         (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

         (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned on the following:

         (a) the Borrower and the Bank shall each have executed and delivered a counterpart of this Amendment;

         (b) the representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

         (c) no Default or Event of Default under the Loan Agreement shall have occurred and is continuing.

         Section 4. Miscellaneous.

         (a) On and after the date hereto, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

         (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

         (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------

BANK OF BOSTON




                                  July 27, 1995

MKS Instruments, Inc.
Six Shattuck Road
Andover, MA 01810


Attention:  Robert F. O'Brien, Treasurer


Ladies and Gentlemen:

         WHEREAS, MKS Instruments, Inc. a Massachusetts corporation ("Borrower") and The First National Bank of Boston ("Lender") are parties to that certain Loan Agreement dated November 1, 1993, as amended (the "Loan Agreement"); and

         WHEREAS, Borrower has signed a letter of intent dated May 17, 1995 (the "Letter of Intent") which sets forth Borrower's intention to acquire through merger UTI Instruments Company ("UTI"); and

         WHEREAS, Borrower has requested a waiver of Section 8.1(b) of the Loan Agreement which restricts mergers to allow Borrower, or a wholly-owned subsidiary of Borrower, to merge with UTI pursuant to the terms of the Letter of Intent, and Lender has agreed to do so as set forth herein;

         NOW, THEREFORE, the Bank hereby waives compliance with Section 8.1(b) of the Loan Agreement to permit the merger of Borrower, or a wholly-owned subsidiary of Borrower, with UTI pursuant to the terms of the Letter of Intent. This waiver is subject to Borrower, or a wholly-owned subsidiary of Borrower, completing the merger with UTI on or before September 30, 1995.

         This waiver herein given shall not operate as a waiver of any other Default or Event of Default, if any, now existing or hereafter arising. Borrower represents that as of the date hereof all of the representations and warranties set forth in Article V of the Loan Agreement are true and correct.

         In consideration of the foregoing, Borrower acknowledges that it has no claims, counterclaims, offsets, or defenses against Lender with respect to the Loan Agreement or otherwise.

IN WITNESS WHEREOF, Lender has caused this document to be executed as a document under seal by its duly authorized officer as of this 27th day of July, 1995.



                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------


ASSENTED TO:

MKS INSTRUMENTS




By: /s/ Robert F. O'Brien
    --------------------------------
Title: Treasurer
       -----------------------------

Date:_______________________________

BANK OF BOSTON




                               September 25, 1995


MKS Instruments, Inc.
Six Shattuck Road
Andover, MA 01810


          RE Loan Agreement dated November 1, 1993 by and between MKS Investments, Inc. a Massachusetts corporation ("Borrower") and The First National Bank of Boston ("Lender")

Attention:     Robert F. O'Brien, Treasurer


Ladies and Gentlemen:

         In a letter dated July 27, 1995 the Lender agreed, provided the merger was completed on or before September 30, 1995, to waive Section 8.1 (b) to allow the Borrower to merge with UTI Instruments Company.

         The Borrower has requested that the Lender extend the time period for completion of the merger from September 30, 1995 to October 31, 1995 and the Lender hereby so agrees.

         This waiver herein given shall not operate as a waiver of any other Default or Event of Default, if any, now existing or hereafter arising. The Borrower represents that as of the date hereof all of the representations and warranties set forth in Article V of the Loan Agreement are true and correct.

         In consideration of the foregoing, Borrower acknowledges that it has no claims, counterclaims, offsets, or defenses against Lender with respect to the Loan Agreement or otherwise.

IN WITNESS WHEREOF, Lender has caused this document to be executed as a document under seal by its duly authorized officer as of this 25th day of September, 1995.

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------


ASSENTED TO:

MKS INSTRUMENTS


By: /s/ Robert F. O'Brien
    --------------------------------
Title: Treasurer
       -----------------------------

Date: 9/26/95
      ------------------------------

                              MKS INSTRUMENTS, INC.

                                FOURTH AMENDMENT

                                TO LOAN AGREEMENT


This Fourth Amendment (this "Amendment") dated as of September 30, 1995 amends the Loan Agreement dated as of November 1, 1993, as amended (the "Loan Agreement"), between MKS INSTRUMENTS, INC. (the "Borrower") and THE FIRST NATIONAL BANK OF BOSTON (the "Lender"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         WHEREAS, the Borrower and the Lender have executed the Loan Agreement providing for a revolving credit facility for borrowings by the Borrower in amounts up to $7,000,000; and

         WHEREAS, the Borrower has requested, and the Lender has agreed, to extend the maturity of the credit facilities on the terms and conditions set forth below;

         NOW, THEREFORE, the Bank and the Borrower agree as follows:

         Section 1. Amendment to the Loan Agreement.

         (a) Section 1.1.46 of the Loan Agreement is hereby amended by deleting the date "September 30, 1995" appearing therein in the definition of "Revolver Termination Date" and substituting therefore the date "June 30, 1996".

         (b) Section 1.1.34 of the Loan Agreement is hereby amended by adding "the Letter of Credit Agreements" after "the Notes,".

         (c) Section 2.1 of the Loan Agreement is hereby amended by deleting the existing language and substituting the following:

         2.1.1 Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make Advances from time to time to the Borrower during the period from the date hereof to the Revolver Termination Date (or such earlier date on which the Lender shall have demanded payment of the Revolving Credit
Note) in an aggregate outstanding amount not to exceed at any time $7,000,000, less the face amount of outstanding Letters of Credit plus unpaid LC Draws (as defined in Section 2.1.2). The Lender shall have the absolute discretion to make such Advances as it deems appropriate and to demand repayment of Advances at any time. Each Advance shall, at the option of the Borrower, be a Base Rate Loan, a LIBOR Loan or a Money Market Rate Loan provided, however, that no LIBOR Loan or Money Market Rate Loan shall be made at any time in a principal amount of less than $1,000,000.

              2.1.2 Subject to the execution and delivery by the Borrower of a letter of credit application and agreement and related documents in form satisfactory to the Lender (each such "Letter of Credit Agreement"), and subject to the terms of this Agreement, the Lender agrees to issue for the account of the Borrower one or more standby letters of credit (the "Letters of Credit") from time to time, from and after the date hereof with expiration dates not later than the earlier of one year from the date of issuance or the Revolver Termination Date, provided the sum of the aggregate face amount of outstanding Letters of Credit plus unpaid LC Draws shall not exceed $250,000 after giving effect to such issuance. The Lender shall have absolute discretion to issue such Letters of Credit. The Borrower shall pay to the Lender upon the issuance of each Letter of Credit, a Letter of Credit fee equal to 1.25% per annum of the face amount of such Letter of Credit (pro-rated for the number of days such Letter of Credit is outstanding). The Borrower shall also pay to the Lender, on demand from time to time, such fees and expenses as are customarily charged by the Bank in connection with the opening, amendment, negotiation and administration of each Letter of Credit. The Borrower shall pay the Lender for draws made on the Letters of Credit ("LC Draws") and other amounts relating to the Letters of Credit due from time to time in accordance with the Letter of Credit Agreements. If at any time the sum of the aggregate amount of Revolving Credit Loans plus the aggregate face amount of outstanding Letters of Credit and unpaid LC Draws shall exceed the Revolving Credit Loan, the Borrower shall immediately pay cash to the Lender in such amount as shall be necessary to eliminate such excess.

         (d) Section 9.2 of the Loan Agreement is hereby amended by adding the following:

Upon the Revolver Termination Date, or the acceleration of the Revolving Credit Note, the Borrower hereby agrees to pay to the Lender an amount equal to the face amount of the then outstanding Letters of Credit, which amount shall be held by the Lender as cash collateral for all LC Draws. The Borrower hereby grants to the Bank a security interest in and pledge of such cash collateral to secure all such LC Draws and other Obligations relating to the Letters of Credit.

         Section 2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

         (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

         (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

         Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned on the following:

         (a) the Borrower and the Bank shall each have executed and delivered a counterpart of this Amendment;

         (b) the representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

         (c) no Default or Event of Default under the Loan Agreement shall have occurred and is

         Section 4. Miscellaneous.

         (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

         (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in till force and effect.

         (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.



                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------

                        FIFTH AMENDMENT TO LOAN AGREEMENT


         This Fifth Amendment to Loan Agreement is entered into as of the 31st day of October, 1995, by and between The First National Bank of Boston ("Lender") and MKS Instruments, Inc., a Massachusetts corporation ("Borrower").

         WHEREAS, the Lender and the Borrower entered into a Loan Agreement as of November 1, 1993 and have subsequently amended such Loan Agreement (as amended, the "Loan Agreement");

         WHEREAS, the Lender and the Borrower desire to amend the Loan
Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Loan Agreement is hereby amended by deleting Section 1.1.14. (the definition of Consolidated Operating Cash Flow) and replacing it with the following:

             1.1.14. "Consolidated Operating Cash Flow" shall mean for any period, the net income (or loss) for such period (before extraordinary items and excluding the net income of any business entity that is not a Subsidiary has an ownership interest unless such net income shall have actually been received by such company in the form of cash distributions) of the Borrower and its Subsidiaries before deducting Interest Expense and taxes and after restoring thereto depreciation of real and personal property and leasehold improvements and amortization and after deducting cash taxes paid, Sub S distributions required to make shareholder tax payments, and capital expenditures incurred, provided that capital expenditures shall not include real estate purchases funded by debt.

         2. The Loan Agreement is hereby amended by deleting Section 3.2.1. and replacing it with the following:

             3.2.1. Borrower agrees to pay interest in respect of the unpaid principal amount of the Term Loan from the date of this Agreement until paid in full as follows. The Term Loan shall bear interest at the Base Rate unless Borrower desires to pay interest on all or a portion of the Term Loan at one of the following rates:

                    (i) During any period in which the Borrower maintains a Debt-to-Net Worth Ration not in excess of 1.35 to 1:

                          (a) and a Cash Flow Ration of from 1.35 to 1 to and
                    including 1.75 to 1, the LIBOR Rate plus 1.60%;

                          (b) and a Cash Flow Ration of from 1.76 to 1 to and
                    including 2.0 to 1, the LIBOR Rate plus 1.30%

                          (c) and a Cash Flow Ration of from 2.01 to 1 to and
                    including 3.0 to 1, the LIBOR Rate plus 1.10%;

                          (d) and a Cash Flow Ration in excess of 3.0 to 1, the
                    LIBOR Rate plus .90%; or

                          (e) the Long Term Funds Rate plus 1.75%; or

                    (ii) During any period in which the Borrower maintains a Debt-to-Net Worth Ration of 1.35 to 1 or more or a Cash Flow Ratio of less than 1.35 to 1:

                          (a) the LIBOR Rate plus 2.00%; or
                          (b) the Long Term Funds Rate plus 1.75%.

         3.  The Loan Agreement is hereby amended by adding the following clause
(k) to Section 9.1 after clause (j) thereof;

                    (k) There shall occur any Event of Default under the Loan Agreement between the Borrower and the Lender dated as of October 31, 1995;

         4. As hereby amended, the Loan Agreement is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have causes this Fifth Amendment to Loan Agreement to be executed as an agreement under seal as of the data first above written.


Witness:                               MKS INSTRUMENTS, INC.




/s/ Richard S. Chute                   By: /s/ Robert F. O'Brien
---------------------------------          --------------------------------

                                       Title: Treasurer
                                              -----------------------------

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           --------------------------------
                                       Title: Director
                                              -----------------------------

BANK OF BOSTON

                                October 11, 1995



Robert F. O'Brien
Treasurer
MKS Instruments, Inc.
Six Shattuck Road
Andover, MA 01810


RE:  Loan Agreement dated November 1, 1993, by and between MKS
     Instruments, Inc, a Massachusetts corporation ("Borrower") and The First National Bank of Boston ("Lender"), as amended.


Dear Bob:

The purpose of this letter is to confirm our discussion regarding MKS's potential acquisition of UTI Instruments Company, Inc ("UTI"). The Loan Agreement restricts the use of the proceeds of Advances to general working capital purposes, including acquisitions less than $2,500,000 per annum. You have indicated that you plan to use the proceeds of Advances to temporarily fund the acquisition of UTI for an amount to exceed $2,500,000. We hereby agree that the proceeds of Advances may temporarily fund the UTI acquisition with permanent funding to be in place on or before March 31, 1996. This agreement is subject to satisfactory review of the Merger Agreement between MKS Instruments, Inc. and UTI Instruments Company, Inc.

All other terms and conditions of the Loan Agreement shall remain in full force and effect, including, without limitation, the Lender's absolute discretion to make Advances and to demand repayment of Advances at any time.

Nothing contained in this letter shall operate as a waiver of any other Default or Event of Default, if any, now existing or hereafter arising. The Borrower represents that as of the date hereof all of the representations and warranties set forth in Article V of the Loan Agreement are true and correct.

In consideration of the foregoing, Borrower acknowledges that it has no claims, counterclaims, offsets, or defenses against Lender with respect to the Loan Agreement or otherwise.

If the foregoing correctly states our understanding, please sign the enclosed copy of this letter where indicated.


                                       Very truly yours,



                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           ----------------------------------
                                               Sharon A. Stone, Director



ASSENTED TO AND ACCEPTED this 16th day of October:


MKS INSTRUMENTS, INC.


By: /s/ Robert F. O'Brien
    --------------------------------
Title: Treasurer
       -----------------------------

                              MKS INSTRUMENTS, INC.

                                 SIXTH AMENDMENT

                                TO LOAN AGREEMENT


         This Sixth Amendment (the "Amendment") dated as of February 23, 1996 amends the Loan Agreement dated as of November 1, 1993, as amended (the "Loan Agreement"), between MKS Instruments, Inc. (the "Borrower") and The First National Bank of Boston (the "Lender"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

         WHEREAS, the Borrower, the Lender and Chemical Bank shall enter into a loan agreement (the "1996 Loan Agreement") on the date hereof; and

         WHEREAS, the Lender and the Borrower agree that certain terms of the Loan Agreement should be made consistent with similar terms in the 1996 Loan Agreement;

         NOW, THEREFORE, the Lender and the Borrower agree as follows:

         Section 1. Amendment to the Loan Agreement.

         (a) Section 4.2.2. of the Loan Agreement is hereby amended by deleting the existing language and substituting the following:

              4.2.2. The Lender will notify the Borrower of any event occurring after the date of this Agreement that will entitle the Lender to any additional payment under this Section 4.2 as promptly as practicable. The Lender will furnish to the Borrower with such notice a certificate signed by an officer of the Lender certifying that the Lender is entitled to payment under this Section
4.2 and setting forth the basis (in reasonable detail) and the amount of each request by the Lender for any additional payment pursuant to this Section 4.2. Such certificate shall be conclusive in the absence of manifest error. The Borrower shall not be obligated to compensate the Lender pursuant to this Section for amounts accruing prior to the date that is 180 days before the Lender notifies the Borrower of its obligations to compensate the Lender for such amounts.

         (b) Sections 7.1(a) and 7.1(c) of the Loan Agreement are hereby amended by replacing the word "sixty" in each with the word "forty-five".

         (c) Section 8.1(b) of the Loan Agreement is hereby amended by deleting the existing language and substituting the following:

         8.1(b) Mergers, Etc. Neither the Borrower nor any subsidiary will consolidate with or merge into any other Person or permit any other Person to consolidated with or merge into it, or acquire all or substantially all of the assets of any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets to any Person, except that

                 (1) a Subsidiary may consolidate with or merge into the Borrower or another Subsidiary; and

                 (2) the Borrower or any of its Subsidiaries may acquire all or substantially all of the assets of any Person provided (i) such Person is engaged in a line of business substantially similar to one or more of Borrower's existing lines of business, (ii) the aggregate purchase price liability incurred in any calendar year, including all contingent liabilities, when aggregated with all such acquisitions and any Investments permitted under Section 8.4(2) in any calendar year shall not exceed 25% of consolidated Tangible Net Worth as of the end of the most recent fiscal quarter or, if 80% or more of the purchase price is paid in capital stock of the Borrower, 40% of Consolidated Tangible Net Worth as of the end of the most recent fiscal quarter and (iii) based on a pro forma calculation of the ratios set forth in Section 8.7 as of the date such acquisition is closed, assuming consolidated of the acquired business with the Borrower for the four full fiscal quarters ended immediately preceding such closing and pro forma debt and debt service payments based on scheduled principal payments, including acquisition borrowings, if any, and pro forma interest on total debt at then prevailing borrowing rates, Borrower is in compliance with the financial covenants set forth in Section 8.7.

     (d) Section 8.2 of the Loan Agreement is hereby amended by deleting the existing clause (11) and substituting the following:

                 (11) Liens in respect of any purchase money obligations for tangible property used in its business, which obligations shall not at any time exceed 5% of Consolidated Tangible Net Worth, provided that any such encumbrances shall not extend to property and assets of the Borrower or any subsidiary not financed by such a purchase money obligation;

     (e) Section 8.3 of the Loan Agreement is hereby amended by adding the following words to the end thereof prior to the close parenthesis: "and transfers of capital equipment that will be leased pursuant to Financing Leases".

     (f) Section 8.4 of the Loan Agreement is hereby amended by deleting the existing clause (2) and substituting the following:

                 (2) Investments in or to any Subsidiary or other Person, provided Borrower remains in compliance with Section 8.1(b);

and by deleting from clause (4) the word "$100,000,000" and replacing it with the word "$500,000,000".

     (g) Section 8.7 of the Loan Agreement is hereby amended by deleting subsection (a) and replacing it with the following:

         (a) Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth as of the end of each fiscal quarter of the Borrower shall:

              (A) prior to an IPO, not be less than the sum of (i) $38,000,000, and (ii) 50% of Consolidated Net Income (excluding losses) for each consecutive fiscal quarter of the Borrower beginning with the quarter ending March 31, 1996, on a cumulative basis; and

              (B) after an IPO, not be less than the sum of (i) the amount required by clause (A) above immediately prior to such IPO plus (ii) the net proceeds to the Borrower of the IPO less (iii) the Sub S Dividends.

For purposes of the foregoing, the following terms shall have the meanings indicated:

     "IPO" shall mean the initial underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Borrower's Common Stock for the account of the Borrower.

     "Sub S Dividends" shall mean one or more distributions by the Borrower to its shareholders who were shareholders prior to the IPO in an aggregate amount equal to the Borrower's "accumulated adjustments account", as defined in Section 1368(a)(1) if the Internal Revenue Code of 1986, as of the date of the IPO.

     (h) Section 9.1 of the Loan Agreement is hereby amended by replacing existing clause (i) with the following:

     (i) There shall occur any default under any instrument or agreement evidencing any indebtedness for money borrowed in excess of $100,000 by the Borrower or any of its Subsidiaries;

and by adding the following clauses (l) and (m) after clause (k):

         (l) There shall occur any Event of Default under any other loan or credit agreement to which the Borrower and the Lender are parties:

         (m) The transfer by John R. Bertucci and/or his Affiliates of securities of the Borrower or the voting power related to such securities as a result of which the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Borrower shall no longer be held by John R. Bertucci and/or his Affiliates;

     Section 2. Representations and Warranties. The Borrower hereby represents and warrants as follows:

     (a) The execution and delivery of this Amendment and the performance of this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

     (c) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned on the following:

     (a) The Borrower and the Lender shall each have executed and delivered a counterpart of this Amendment;

     (b) The representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

     (c) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing.

     Section 4. Miscellaneous.

     (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

     (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

     (c) This Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.







                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------

                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           ----------------------------------
                                       Title:  Director

                                     WAIVER

         This Waiver (the "Waiver") dated as of October 18, 1996 concerns the Loan Agreement dated as of November 1, 1993, as amended (the "1993 Loan Agreement"), between MKS Instruments, Inc. (the "Borrower") and The First National Bank of Boston (the "Lender") and the Loan Agreement dated as of October 31, 1995, as amended (the "1995 Loan Agreement") between the Borrower and the Lender. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the 1993 and 1995 Loan Agreements.

         The Lender hereby waives the Events of Default under Section 9.1(g),
(k) and (l) of the 1993 Loan Agreement and under Section 8.1 (g), (k), and (l) of the 1995 Loan Agreement resulting from (1) Borrower's failure to meet the financial covenants set forth in Section 8.7(b) and (c) of the 1993 Loan Agreement and Section 7.7 (b) and (c) of the 1995 Loan Agreement as of the end of the fiscal quarter ended June 30, 1996 and (2) the Event of Default that has occurred under Section 8.1(g), (k) and (1) of the Loan Agreement dated as of February 23, 1996 among the Borrower, the Lender and the Chase Manhattan Bank (f/k/a Chemical Bank) as a result of Borrower's failure to meet the financial covenants set forth in Section 7.7(b) and (c) of such Loan Agreement as of the end of the fiscal quarter ended June 30, 1996.

         Except for the above waiver, the 1993 and 1995 Loan Agreements are in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

         IN WITNESS WHEREOF, the Lender has caused this Waiver to be duly executed as of the date and the year first above written.


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON


                                       By: /s/ Sharon A. Stone
                                           ----------------------------------
                                       Title: Director

                              MKS INSTRUMENTS, INC.

                          WAIVER AND SEVENTH AMENDMENT

                                TO LOAN AGREEMENT


     This Waiver and Seventh Amendment (the "Wavier and Amendment") dated as of February 4, 1997 concerns the Loan Agreement dated as of November 1, 1993 (the "Loan Agreement"), between MKS Instruments, Inc. (the "Borrower") and The First National Bank of Boston (the "Lender"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Lender waive certain Events of Default; and

     WHEREAS, the Lender is willing, on the terms, subject to the conditions and to the extent set forth below, to grant such a wavier;

     NOW, THEREFORE, the Lender and the Borrower agree as follows:

     Section 1. Waiver. The Lender hereby waives the Events of Default under
Section 9.1(g), (j), (k) and (l) of the Loan Agreement resulting from Borrower's failure to meet the financial covenant set forth in Section 8.7(c) of the Loan Agreement as of the end of the fiscal quarters ended September 30 and December 31, 1996.

     Section 2. Amendment to the Loan Agreement.

     (a) Section 3.2.1. of the Loan Agreement is hereby amended by adding the following at the end thereof:

     Notwithstanding the preceding clauses (i) and (ii), from June 30, 1996 through June 30, 1997, the only alternative to the Base Rate shall be the LIBOR Rate plus 2.00%.

     (b) Section 8.7(c) of the Loan Agreement is hereby amended by deleting the existing language and substituting the following:

          (c) Cash Flow Ratio. The ratio ("Cash Flow Ratio") of Consolidated Operating Cash Flow to Consolidated Debt Service:

               (1) for the Borrower's fiscal quarter ending March 31, 1997, shall not be less than 1.25 to 1.00;

               (2) for the Borrower's two consecutive fiscal quarters ending June 30, 1997, shall not be less than 1.00 to 1.00;

               (3) for the Borrower's three consecutive fiscal quarters ending September 30, 1997, shall not be less than 1.25 to 1.00; and

               (4) for the Borrower's four consecutive fiscal quarters ending December 31, 1997 and for each series of four consecutive fiscal quarters of the Borrower ending after December 31, 1997, shall not be less than 1.25 to 1.00.

     Section 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

         (a) The execution and delivery of this Waiver and Amendment and the performance of this Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Waiver and Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

         (c) The execution and delivery by the Borrower of this Waiver and Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

     Section 4. Loan Documents. This Waiver and Amendment shall be a Loan Document for all purposes.

     Section 5. Conditions to Effectiveness. The effectiveness of this Waiver and Amendment is conditioned on the following:

         (a) The Borrower and the Lender shall each have executed and delivered a counterpart of this Waiver and Amendment;

         (b) The representations and warranties contained in Article of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof;

         (c) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing other than the Events of Default described in Section 1 hereof; and

         (d) The Borrower's audited consolidated financial statements for the year ended December 31, 1996 shall not differ in any materially adverse respect from the Borrower's unaudited consolidated financial statements for the year ended December 31, 1996, which the Borrower has provided to the Lender and upon which the Lender has relied in agreeing to this Waiver and Amendment.

     Section 6. Miscellaneous.

         (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

         (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

         (c) This Waiver and Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) This Waiver and Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.



                                       By: /s/ Robert F. O'Brien
                                           --------------------------------
                                       Title: Treasurer
                                              -----------------------------


                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By:_________________________________

                                       Title:______________________________

     IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be duly executed as of the date and the year first above written.


                                       MKS INSTRUMENTS, INC.



                                       By:_________________________________

                                       Title:______________________________



                                       THE FIRST NATIONAL BANK OF
                                       BOSTON



                                       By: /s/ Sharon A. Stone
                                           ----------------------------------
                                       Title: Director

                              MKS INSTRUMENTS, INC.

                           WAIVER AND NINTH AMENDMENT

                                TO LOAN AGREEMENT


     This Waiver and Ninth Amendment (the "Waiver and Amendment") dated as of January 28, 1999 concerns the Loan Agreement dated as of November 1, 1993 (the "Loan Agreement"), between MKS Instruments, Inc. (the "Borrower") and BankBoston, N.A. (f/k/a The First National Bank of Boston; the "Lender"), as amended. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Lender waive certain Events of Default and agree to change certain financial covenants in the Loan Agreement; and

     WHEREAS, the Lender is willing, on the terms, subject to the conditions and to the extent set forth below, to grant such a waiver and amend the Loan Agreement to effect such changes;

     NOW, THEREFORE, the Lender and the Borrower agree as follows:

     Section 1. WAIVER. The Lender hereby waives the Events of Default under
Section 9.1(g), (j), (k) and (l) of the Loan Agreement resulting from Borrower's failure to meet the financial covenant set forth in Section 8.7(c) of the Loan Agreement as of the end of the fiscal quarter ended December 31, 1998.

     Section 2.  AMENDMENT OF THE LOAN AGREEMENT.

     (a) Section 3.2.1 of the Loan Agreement is hereby amended by adding the following sentences at the end thereof:

     Notwithstanding the preceding clauses (i) and (ii), from the date hereof through the date on which the effect of a change resulting from the Borrower's delivery of its financial statements and Compliance Certificate for the quarter ending June 30, 1999 will take effect, the only alternative to the Base Rate shall be the LIBOR Rate plus 1.65%.

     The effect of any change to the Borrower's Debt-to-Net Worth Ratio or Cash Flow Ratio on the interest rate available pursuant to Section 3.2.1(i) or
     (ii) shall take effect on the first day of the month immediately following the month in which the Borrower delivers its financial statements pursuant to Section 7.1(a) or (b) and Compliance Certificate pursuant to Section 7.1(c).

     (b) Section 8.7(c) of the Loan Agreement is hereby amended by adding the following clause at the end thereof:

     provided, however, that as of the end of each of the fiscal quarters listed below, the Cash Flow Ratio shall not be less than the ratio stated directly below such quarter:


      Q4 1998         Q1 1999          Q2 1999           Q3 1999
      -------         -------          -------           -------
      .6 to 1         .5 to 1          .5 to 1           1.1 to 1

     provided, however, that, the foregoing notwithstanding, if the Cash Flow Ratio for the first fiscal quarter of 1999 is less than 1 to 1, then the Cash Flow Ratio for the second fiscal quarter of 1999 shall not be less than 1 to 1 and further, that the Cash Flow Ratio for the first and second fiscal quarters of 1999 shall mean the ratio as of the end of each such quarter of (i) Consolidated Operating Cash Flow for such fiscal quarter ended on such date to (ii) Consolidated Debt Service for such quarter and that the Cash Flow Ratio for the third fiscal quarter of 1999 shall mean the ratio as of the end of such quarter of (i) Consolidated Operating Cash Flow for the first three fiscal quarters of 1999 ended on such date to (ii) Consolidated Debt Service for such quarters.

     (c) Section 8.7 of the Loan Agreement is hereby amended by adding the following subsection (d):

          (d) EBIT-TO-INTEREST RATIO. The ratio of the sum of Consolidated Net Income plus Interest Expense, the interest portion of Financing Lease Obligations and all taxes in respect of income and profits paid or payable (including accrued Sub S distributions required to make shareholder tax payments) as of the end of each fiscal quarter of the Borrower beginning with the fiscal quarter ended December 31, 1998 to Interest Expense during such quarter shall not be less than 2 to 1 for the fiscal quarters ending December 31, 1998 and March 31, 1999 and 3 to 1 for the fiscal quarters ending June 30, 1999 and September 30, 1999.

     Section 3. FEES. The Borrower shall pay to the Lender a fee of $10,000 on the date of this Waiver and Amendment.

     Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

           (a) The execution and delivery of this Waiver and Amendment and the performance of this Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents, and the transactions contemplated hereby and thereby, have each of the other Loan Documents, and the transactions contemplated hereby and thereby, have been authorized by all necessary corporate actions of the Borrower. This Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

           (b) The Borrower has all requisite corporate power and authority to execute, deliver and perform its obligations under this Waiver and Amendment, the Loan Agreement as amended hereby and each of the other Loan Documents. Neither the authorization, execution, delivery or performance by the Borrower of this Waiver and Amendment nor the performance of the Loan Agreement as amended hereby or any other Loan Document nor the performance of the transactions contemplated hereby or thereby violates or will violate any provision of the corporate charter or by-laws of the Borrower, or does or will, with the passage of time or the giving of notice or both, result in a breach of or a default under, or require any consent under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrower pursuant to, any material instrument, agreement or other document to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected.

           (c) The execution and delivery by the Borrower of this Waiver and Amendment and the performance by the Borrower of the Loan Agreement as amended hereby and the Loan Documents do not and will not violate any provision of law or regulation applicable to the Borrower, or any writ, order or decree of any court or governmental or regulatory authority or agency applicable to the Borrower.

     Section 5. LOAN DOCUMENTS. This Waiver and Amendment shall be a Loan Document for all purposes.

     Section 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Waiver and Amendment is conditioned on the following:

          (a) The Borrower and the Lender shall each have executed and delivered a counterpart of this Waiver and Amendment;

          (b) The representations and warranties contained in Article V of the Loan Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof;

          (c) No Default or Event of Default under the Loan Agreement shall have occurred and be continuing other than the Events of Default described in
 Section 1 hereof; and

          (d) The Lender shall have received, in form and substance satisfactory to it:

              (i) an opinion of independent counsel to the Borrower with respect to this Waiver and Amendment;

              (ii) a certificate as to the Borrower's legal existence and good standing under the laws of The Commonwealth of Massachusetts; and

              (iii) a certificate of the Borrower's Clerk as to (x) no changes in its charter documents and by-laws as amended, (y) corporate votes authorizing the execution and delivery of this Waiver and Amendment and (z) incumbency of the officers authorized to execute this Waiver and Amendment on behalf of the Borrower;

          (e) The Borrower's audited consolidated financial statements for the year ended December 31, 1998 (the "1998 Statements") shall not differ in any materially adverse respect from the Borrower's unaudited consolidated financial statements for the year ended December 31, 1998, which the Borrower has provided to the Lender and upon which the Lender has relied in agreeing to this Waiver and Amendment and the Borrower shall deliver the 1998 Statements to the Lender no later than 30 days after the date of this Waiver and Amendment.

          (f) The conditions set forth in clauses (b) - (e) of Section 6.1 of the Loan Agreement shall have been met as of the date hereof, provided that for purposes thereof and Section 5.5 of the Loan Agreement, the "Balance Sheet Date" shall mean December 31, 1998 and the financial statements referred to therein shall mean the unaudited statements for the year ended December 31, 1998, that have been furnished to the Lender.

     Section 7. MISCELLANEOUS

          (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Loan Agreement as amended hereby.

          (b) Except as amended and modified hereby, the Loan Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

          (c) This Waiver and Amendment and the modifications to the Loan Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

          (d) This Waiver and Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be duly executed as of the date and the year first above written.


                                        MKS INSTRUMENTS, INC.

                                       By: /s/ William P. Donlan
                                           ---------------------
                                       Title: Treasurer

                                       BANKBOSTON, N.A.

                                       By: /s/ Sharon A. Stone
                                           -------------------
                                       Title: Director